-------------------------------------------------------------------------------

                        LOOMIS SAYLES INVESTMENT TRUST
                                Annual Report
                              September 30, 1998

                       California Tax-Free Income Fund
                            Core Fixed Income Fund
                               Core Growth Fund
                              Fixed Income Fund
                         High Yield Fixed Income Fund
                   Intermediate Duration Fixed Income Fund
                      Investment Grade Fixed Income Fund


                                 LOOMIS SAYLES
                                INVESTMENT TRUST

                     A Family of International Mutual Funds


               One Financial Center o Boston, Massachusetts 02111
                                 888-226-9699

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

[Photo of Daniel J. Fuss]
    DANIEL J. FUSS
      President

Dear Shareholders:

There is no doubt about it...it was a miserable quarter and a difficult nine months. Unless you were fully invested in Treasuries, your portfolio is probably looking rather unhealthy. However, there is hope on the horizon and, although, perhaps it is my age, I feel very comfortable with the general outlook of the market right now.

To use a forest fire analogy, the spark which ignited the global turmoil was Russia. The fuel for the fire was the enormous amount of leverage which existed in the global bond markets. Following the announcement last August that Russia would default on some of their short-term debt, bond prices (other than Governments) declined. The spread in the yield between U.S. Treasuries and corporate bonds widened tremendously. The corporate bond market became relatively illiquid and the spread between bid and ask prices widened by a factor of 10 or more.

As one might expect, investors fled into Government bonds. Anything with the slightest hint of risk -- even blue chip, high quality bonds -- were shunned and their performance lagged that of Treasuries.

It is little wonder that some hedge funds ran into trouble. It is not that the credits went bad. It was simply that two things happened at once. The Treasuries they shorted went up, and the positions they owned went down (the same thing happened to dealers, further reducing the liquidity of the corporate bond market).

Fortunately, we believe things are not as bad as they seem. For us, it is strictly a case of "same bonds, new prices", without anything going terribly wrong with our specific holdings, but rather global market conditions. The question remains, how many more sparks are there out there? My guess is that sparks will continue to fly, but the major inferno is behind us.

For example, Thailand has taken serious steps to fix their banks. Korea's current account is strong and its foreign exchange reserves have skyrocketed. We have seen some encouraging signs in Japan.

Luckily, the Federal Reserve appears inclined to act quickly and decisively to avoid a recession. The two rate cuts which followed each other in quick succession (and I predict there will be more on the way) demonstrate just how quickly things can change. Instead of trying to pull liquidity out of the system, the Reserve Bank is trying to put liquidity into the system.

Forests don't regrow overnight and what is required now is patience. Although it may hurt over the short run, we believe that these periods of volatility present opportunities to buy the securities of good companies at lower prices and higher yields. We believe that buying the securities of good companies at low prices is the foundation of future performance.

Sincerely,

/s/ Daniel J. Fuss
    Daniel J. Fuss

LOOMIS SAYLES CALIFORNIA
TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

The Loomis Sayles California Tax-Free Income Fund attempts to achieve a high level of current income exempt from both federal income tax and California personal income tax as consistent with preservation of capital. For the nine months ended September 30, 1998, the Fund had a total return of 5.30%, as compared to the Fund's benchmark, the Lehman Brothers 5 Year Municipal Bond Index, total return of 4.98%. For the same period, the average California intermediate municipal debt fund, as measured by Lipper Analytical Services, had a total return of 5.29%.

As 1998 unfolded, the more attractive relative values in California municipal securities were those with higher coupons maturing in fifteen to twenty years but callable in five to seven years.

During the first half of the year the Fund continued to consolidate. The Fund also extended its call dates of new purchases from 2001-02 to 2003-05. We believe that this extension should help maintain a high current yield plus provide some appreciation potential as rates move lower.

Earlier in the year, underperformance was the result of a much greater than expected supply of tax-exempt securities. More recently, the demand side for Treasuries has exploded, as investors sought refuge in the U.S. Government market. While more traditional buyers of tax-exempt securities, such as life insurance companies and pension funds, have been actively accumulating municipal securities, it is important to remember that this sector has become very rich versus corporate bonds, especially in August. Many total return investors, including Loomis Sayles, have taken advantage of this trend, by swapping into the latter sector. However, we feel, for individuals in the maximum tax bracket, municipal securities appear to be an excellent choice going forward.

The fourth quarter California municipal securities calendar should afford us the opportunity for modest extension at attractive yield levels in the ten to fifteen year area.

Robert K. Payne is the portfolio manager for the Loomis Sayles California Tax-Free Income Fund.

Cumulative Performance                        Inception(a) to September 30, 1998
--------------------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                                 Annualized
                                                             -------------------
                                                                         Since
                                    Year to date   1 year    3 years   Inception
Loomis Sayles California
  Tax-Free Income Fund                  5.30        7.31      6.60       6.51
Lipper California Intermediate
  Municipal Bond Fund Index(b)          5.32        7.39      6.63       6.56
Lehman Brothers 5 Year Municipal
  Bond Index(c)                         4.98        6.76      5.91       6.11
Lehman Brothers Municipal Bond
  Index(c)                              5.84        8.71      7.92       7.73
------------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis         Lehman 5 Year        Lehman
As of 6/1/95               10.00             10.00            10.00
Period Ended
6/30/95                    09.93             10.02            09.91
9/30/95                    10.19             10.26            10.20
12/31/95                   10.49             10.47            10.62
3/31/96                    10.47             10.47            10.49
6/30/96                    10.52             10.53            10.57
9/30/96                    10.69             10.70            10.81
12/31/96                   10.93             10.91            11.09
3/31/97                    10.92             10.91            11.06
6/30/97                    11.22             11.18            11.45
9/30/97                    11.49             11.41            11.79
12/31/97                   11.69             11.61            12.11
3/31/98                    11.83             11.74            12.25
6/30/98                    11.97             11.87            12.44
9/30/98                    12.31             12.19            12.82

Cumulative Performance                     Registration(a) to September 30, 1998
--------------------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                           Annualized
                                                           ---------
                                                             Since
                                  Year to date   1 year   Registration
Loomis Sayles California
  Tax-Free Income Fund                5.30        7.31       7.70
Lipper California Intermediate
  Municipal Bond Fund Index(b)        5.32        7.39       8.62
Lehman Brothers 5 Year Municipal
  Bond Index(c)                       4.97        6.76       7.66
Lehman Brothers Municipal Bond
  Index(c)                            5.84        8.71      10.31
------------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis         Lehman 5 Year        Lehman
As of 3/7/97               10.00             10.00            10.00
Period Ended
3/31/97                    9.94              10.00            10.00
6/30/97                    10.21             10.24            10.35
9/30/97                    10.47             10.46            10.66
12/31/97                   10.67             10.64            10.95
3/31/98                    10.79             10.77            11.07
6/30/98                    10.92             10.89            11.24
9/30/98                    11.23             11.17            11.58


Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles California Tax-Free Income Fund is June 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 1, 1995 ("Inception"). Since Lipper California Intermediate Municipal Bond Fund Index, Lehman Brothers 5 Year Municipal Bond Index & Lehman Brothers Municipal Bond Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b):  Source: Lipper Analytical Services.
(c): Prior to fiscal year 1998, the Fund used the Lehman Brothers Municipal Bond Index for comparative performance purposes. Beginning in 1998, the Fund is using the Lehman Brothers 5 Year Municipal Bond Index for comparative performance purposes. This Index better represents the investment strategy of the Fund. The Lehman Brothers 5 Year Municipal Bond Index is computed from prices on approximately 6,100 bonds, with a maturity range of 4-6 years, consisting of roughly 23% revenue bonds, 24% general obligation bonds, 41% insured bonds, and 12% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES CORE FIXED INCOME FUND
------------------------------------------------------------------------------

The Loomis Sayles Core Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the nine months ended September 30, 1998, the Fund had a total return of 7.79% as compared to the Fund's benchmark, the Merrill Lynch Corporate/Government Bond Index, total return of 9.28%. For the same period, the average A rated corporate debt fund, as measured by Lipper Analytical Services had a total return of 7.47%

While returns on broad market indices were generally strong for the nine months ended September 30, 1998, there were several factors that caused significant differences in returns between major sectors of the market. The U.S. Treasury Index, for example, outperformed the overall investment grade corporate bond index by nearly 2.50%. This rather sharp repricing of the corporate bond market was triggered by Russia's late August currency devaluation and defacto default on its debt. Investors shunned risk in favor of the safety and liquidity of U.S. Treasuries. Further strain was put on the market as forced liquidations of highly leveraged trading strategies created a surge in supply of the types of securities investors seemed to be avoiding. The combined effect of this excess supply and reduced demand put significant pressure on corporate bonds and mortgage-backed securities while boosting the premium paid for higher quality, more liquid investments. Being underweighted in U.S. Treasuries, while well supported by historical evidence, caused the Fund's performance to lag some of the broader market indices.

Looking ahead, we see the yield advantage that has been created for U.S. corporate bonds and mortgage-backed securities to be as compelling as it has been since the early 1990s. In certain cases, valuations assigned to investment grade issuers have approached recessionary levels in spite of the continued resilience of the domestic economy. Further, with controlled inflation providing the basis for bond market stability, the Federal Reserve has initiated a series of interest rate cuts intended to preempt slower economic growth. Any impact tighter credit conditions may have had on economic growth should be mitigated by these rate cuts and any additional cuts planned before the end of 1998. Given the strength of corporate balance sheets and the timely action by the Federal Reserve, we believe a unique opportunity may have emerged to selectively add to high quality corporate bond holdings at extremely attractive valuations. As such, the Fund will continue to pursue investment grade corporate bonds armed with the strength of Loomis Sayles' proprietary credit research.

William F. Camp is the portfolio manager for the Loomis Sayles Core Fixed Income Fund.

Cumulative Performance            Inception(a) to September 30, 1998
--------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year   Inception
Loomis Sayles Core Fixed
  Income Fund                         7.79       11.10      9.23
Lipper Corp. A Rated Bond
  Fund Index(b)                       7.17       10.21      9.64
Merrill Lynch Corporate/
  Government Bond Index(c)            9.28       12.75     10.47
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis            Merrill
As of 4/24/96              10.00             10.00
Period Ended
6/30/96                    10.06             10.04
9/30/96                    10.21             10.21
12/31/96                   10.53             10.53
3/31/97                    10.44             10.45
6/30/97                    10.80             10.82
9/30/97                    11.16             11.26
12/31/97                   11.50             11.61
3/31/98                    11.64             11.80
6/30/98                    11.93             12.11
9/30/98                    12.40             12.69

Cumulative Performance         Registration(a) to September 30, 1998
--------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year  Registration
Loomis Sayles Core Fixed
  Income Fund                         7.79       11.10      10.91
Lipper Corp. A Rated Bond
  Fund Index(b)                       7.17       10.21      11.99
Merrill Lynch Corporate/
  Government Bond Index(c)            9.28       12.75      13.50
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis            Merrill
As of 3/7/97               10.00             10.00
Period Ended
3/31/97                    9.90              10.00
6/30/97                    10.25             10.36
9/30/97                    10.59             10.72
12/31/97                   10.91             11.07
3/31/98                    11.04             11.24
6/30/98                    11.32             11.53
9/30/98                    11.76             12.09



Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Core Fixed Income Fund is April 24, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on April 24, 1996 ("Inception"). Since Lipper Corporate A Rated Bond Fund Index & Merrill Lynch Corporate/Government Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from April 30, 1996 and March 31, 1997, respectively.
(b):  Source: Lipper Analytical Services.
(c): The Merrill Lynch Corporate/Government Bond Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Source: Merrill Lynch.

LOOMIS SAYLES CORE GROWTH FUND
--------------------------------------------------------------------------------

The Loomis Sayles Core Growth Fund attempts to achieve long-term growth of capital. For the nine months ended September 30, 1998, the Fund had a total return of 10.85%, as compared to the Fund's benchmark, the S&P 500 Index total return of 6.00%. For the same period, the average growth fund, as measured by Lipper Analytical Services, had a total return of -0.21%.

In the second quarter the shortfall in the Fund's performance versus the S&P 500 is essentially accounted for by one stock, Analog Devices. The issue declined 37% in May after reporting second quarter results 12% above the prior year but 10% below consensus expectations. Other weaknesses were in the energy sector and some consumer nondurable stocks. Average capitalization size, while much larger than it historically has been, also hurt, especially in the late June rally which was almost entirely concentrated in large growth names. On the plus side, a number of issues including Cisco, Chrysler, American Express, Warner Lambert and EMC delivered strong performance.

The third quarter began with a continuation of the strong momentum that the June quarter ended on. By July 20\t/\h/ the S&P 500 Index reached an all time peak of 1190.58. This was not only high in absolute terms, but, at over 26 times prevailing estimates for 1998 earnings, was probing record territory relative to expected earnings. At this point renewed concerns about Asia and the potential for a spillover to other parts of the developing world, Latin America and Russia in particular, began to impact financial markets.

A lack of exposure to some of the giant S&P 500 stocks such as General Electric and Coca Cola which finally saw their lofty valuations contract, was one contributor to the third quarter's good performance. Also helpful was a below market exposure to the financial sector and an above market position in the telephone companies. The best performing stocks included EMC, Anadarko Petroleum, which had a potentially major discovery, Safeway, Schering-Plough, CVS and Bell South. The worst performances were turned in by Xerox, which has a large Brazilian operation, American International Group, which is exposed to Asia, Circuit City, and Analog Devices.

Quentin P. Faulkner is the portfolio manager for the Loomis Sayles Core Growth Fund.

Cumulative Performance            Inception(a) to September 30, 1998
--------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year   Inception
Loomis Sayles Core Growth Fund       10.85        6.43      14.18
Lipper Growth Fund Index(b)           2.38        3.07      16.43
S&P 500 Index(c)                      6.00        9.05      22.60
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis              S&P
As of 10/1/95              10.00             10.00
Period Ended
12/31/95                   10.04             10.60
3/31/96                    10.21             11.17
6/30/96                    10.53             11.67
9/30/96                    10.82             12.03
12/31/96                   11.61             13.04
3/31/97                    11.88             13.39
6/30/97                    13.14             15.72
9/30/97                    13.04             16.90
12/31/97                   13.43             17.39
3/31/98                    15.39             19.81
6/30/98                    15.72             20.47
9/30/98                    14.89             18.43

Cumulative Performance            Inception(a) to September 30, 1998
--------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year  Registration
Loomis Sayles Core Growth Fund       10.85        6.43      12.33
Lipper Growth Fund Index(b)           2.38        3.07      20.08
S&P 500 Index(c)                      6.00        9.05      23.76
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis              S&P
As of 3/7/97               10.00             10.00
Period Ended
3/31/97                    9.58              10.00
6/30/97                    10.59             11.75
9/30/97                    11.27             12.63
12/31/97                   10.82             12.99
3/31/98                    12.40             14.80
6/30/98                    12.67             15.29
9/30/98                    12.00             13.77

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Core Growth Fund is October 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on October 1, 1995 ("Inception"). Since Lipper Growth Fund Index & S&P 500 Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b):  Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

LOOMIS SAYLES FIXED INCOME FUND
------------------------------------------------------------------------------

The Loomis Sayles Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the nine months ended September 30, 1998, the Fund had a total return of -0.44%, as compared to the Fund's benchmark, the Lehman Brothers Government/ Corporate Bond Index, total return of 9.33%. For the same period, the average BBB rated debt fund, as measured by Lipper Analytical Services, had a total return of 5.45%.

In the past nine months, the landscape of fixed income markets has changed substantially. Global economic turmoil heightened investor uncertainty and led to dramatic spread widening among corporate bonds. The Fund's Treasury holdings were among the strongest performers benefiting from the ongoing global flight to quality that began with the "Asian Contagion" and gained momentum with Russia announcing its inability to meet short-term debt obligations. Further complicating matters was Japan's inability to establish a credible plan to restore economic order and the subsequent relatively illiquid nature of high yield markets. The combination of these factors resulted in wider spreads in virtually all non-Treasury market segments. The Fund's lower rated issues and Yankee bonds were especially hard hit. Cyclical and Industrial positions performed well for most of the period, but retreated recently as investors sold out of bonds perceived to be leveraged to the waning economic cycle.

The Fund's significant position in Canadian government and provincial issues had a mildly positive impact on performance, despite being hampered by a weaker Canadian dollar. The Fund's commitment to the telecommunications and cable/media sectors proved beneficial as telecommunications providers continue to upgrade their network infrastructures to better accommodate both voice and data internet traffic.

The Fixed Income Fund remains well diversified across individual issues and countries. The Fund continues to stress call protection, yield advantage, and a moderate degree of international exposure as a means of maximizing total return. As a result of the recent market turbulence, we believe the Fund has built in a meaningful yield advantage relative to the benchmark while maintaining a stable credit profile leaving the Fund well positioned going forward.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Fixed Income Fund.

Cumulative Performance                      Inception(a) to September 30, 1998
------------------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                               Annualized
                                                           -------------------
                                                                       Since
                                  Year to date   1 year    3 years   Inception

Loomis Sayles Fixed Income Fund      -0.44        0.58      9.28       13.12
Lipper BBB Rated Bond Fund Index(b)   5.11        7.84      8.15       10.23
Lehman Brothers Gov't/Corp.
  Bond Index(c)                       9.33       12.84      8.92       10.55
------------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis            Lehman
As of 1/17/95              10.00             10.00
Period Ended
3/31/95                    10.50             10.30
6/30/95                    11.55             10.97
9/30/95                    12.10             11.18
12/31/95                   12.74             11.70
3/31/96                    12.56             11.43
6/30/96                    12.72             11.48
9/30/96                    13.27             11.68
12/31/96                   13.98             12.04
3/31/97                    14.06             11.94
6/30/97                    14.87             12.37
9/30/97                    15.70             12.80
12/31/97                   15.86             13.21
3/31/98                    16.43             13.41
6/30/98                    16.51             13.76
9/30/98                    15.79             14.45

Cumulative Performance          Registration(a) to September 30, 1998
---------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year  Registration
Loomis Sayles Fixed Income Fund      -0.44        0.58       7.03
Lipper BBB Rated Bond
  Fund Index(b)                       5.11        7.84      10.84
Lehman Brothers Gov't/Corp.
  Bond Index(c)                       9.33       12.84      13.58
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis            Lehman
As of 3/7/97               10.00             10.00
Period Ended
3/31/97                    9.91              10.00
6/30/97                    10.48             10.36
9/30/97                    11.06             10.73
12/31/97                   11.17             11.07
3/31/98                    11.57             11.24
6/30/98                    11.63             11.53
9/30/98                    11.12             12.11



Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Fixed Income Fund is January 17, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on January 17, 1995 ("Inception"). Since Lipper BBB Rated Bond Fund Index & Lehman Brothers Government/ Corporate Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from January 31, 1995 and March 31, 1997, respectively.
(b):  Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
------------------------------------------------------------------------------

The Loomis Sayles High Yield Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the nine months ended September 30, 1998, the Fund had a total return of -15.51%, as compared to the Fund's benchmark, the Merrill Lynch High Yield Master Index, total return of 0.77%. For the same period, the average high yield fund, as measured by Lipper Analytical Services, had a total return of -2.98%.

1998 has been a very challenging year for high yield investors. The lingering economic crisis in Asia and the inability of Russia to meet its short-term debt obligations triggered a capital flight from high yield bonds that forced hedge fund managers to unwind their leveraged positions to meet margin calls. What resulted was a relatively illiquid high yield market and the widest spreads since the recessionary period of the early 1990s.

In terms of sector allocation, being heavily weighted in convertible bonds had a negative impact on performance as equity markets retreated to twelve month lows. The liquidity crisis particularly affected our Yankee exposure, as foreign bond yields rose to their highest levels since the Mexican peso crisis in late 1994. We continued to accumulate positions in this sector, however, throughout the period and we remain optimistic that the easing initiative that the Fed has embarked upon will help alleviate the credit crunch that has impeded both emerging market and domestic high yield issuers from raising capital. Despite underperforming in 1998, we continue to favor the Telecommunications sector based upon the positive synergies we feel will be created for consumers by consolidating wireless, local and long distance, cable and internet services.

As of September 30, 1998, the Fund was well diversified across 122 issues, with a concentration in Yankee and Industrial sectors. The Fund currently holds securities with an average dollar price of less than $60, reflecting the embedded potential for capital appreciation as well as a commitment to call protection. Over time, we believe the Fund's incremental yield advantage and international diversification will provide attractive investment returns for investors.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles High Yield Fixed Income Fund.

Cumulative Performance            Inception(a) to September 30, 1998
--------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year   Inception
Loomis Sayles High Yield
  Fixed Income Fund                  -15.51      -18.40     -0.44
Lipper High Yield Bond
  Fund Index(b)                       -3.12       -1.65      7.96
Merrill Lynch High Yield
  Master Index(c)                      0.77        3.37      9.55
-------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis            Merrill
As of 6/5/96               10.00             10.00
Period Ended
6/30/96                    10.03             10.06
9/30/96                    10.38             10.45
12/31/96                   10.76             10.86
3/31/97                    10.55             10.98
6/30/97                    11.22             11.50
9/30/97                    12.13             11.88
12/31/97                   11.72             12.19
3/31/98                    12.50             12.53
6/30/98                    11.85             12.74
9/30/98                     9.90             12.28

[A line graph depicting the following plot points appears here.]

Cumulative Performance           Registration(a) to September 30, 1998
----------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                          Annualized
                                                          ----------
                                                            Since
                                  Year to date   1 year  Registration
Loomis Sayles High Yield
  Fixed Income Fund                  -15.51      -18.40     -4.79
Lipper High Yield Bond
  Fund Index(b)                       -3.12       -1.65      6.00
Merrill Lynch High Yield
  Master Index(c)                      0.77        3.37      8.18
-------------------------------------------------------------------

                          Loomis            Merrill
As of 3/7/97               10.00             10.00
Period Ended
3/31/97                     9.87             10.00
6/30/97                    10.49             10.48
9/30/97                    11.35             10.89
12/31/97                   10.96             11.17
3/31/98                    11.69             11.48
6/30/98                    11.08             11.67
9/30/98                     9.26             11.25

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles High Yield Fixed Income Fund is June 5, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 5, 1996 ("Inception"). Since Lipper High Yield Bond Fund Index & Merrill Lynch High Yield Master Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from June 30, 1996 and March 31, 1997, respectively.
(b):  Source: Lipper Analytical Services.
(c): The Merrill Lynch High Yield Master Index consists of issues of publicly placed non-convertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DD1 or less). The index excludes floating rate debt equipment trust certificates and Title 11 securities. Source: Merrill Lynch.

LOOMIS SAYLES INTERMEDIATE DURATION  FIXED INCOME FUND
-------------------------------------------------------------------------------

The Loomis Sayles Intermediate Duration Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation while limiting volatility through maturity limitations. For the period since modified inception, January 31, 1998 to September 30, 1998, the Fund had a total return of 1.50%, as compared to the Fund's benchmark, the Lehman Brothers Government/Corporate Intermediate Bond Index, total return of 6.72%. For the same period, the average intermediate investment grade debt fund, as measured by Lipper Analytical Services, had a total return of 6.02%.

Like other corporate bond funds, the Loomis Sayles Intermediate Duration Fixed Income Fund was negatively impacted by the dramatic spread widening on virtually all non-Treasury segments of the bond market that occurred over the last nine months with most of the widening taking place in August. This repricing of risk or "flight to quality" was the dominant factor in the performance of the Fund. Relative to its benchmark, the Fund was underweight in Treasuries, which were among the best performers for the period. The Fund's holdings of mortgage-backed securities also under performed as rates declined and prepayments increased. The Fund's Yankee bond positions were also hit during the past quarter as these bonds became relatively illiquid. The Fund's positions in U.S. Treasury and Canadian government bonds were strong performers.

We continue to be very comfortable with the portfolio position. The Fund is well diversified, offers good yield advantage, and call protection. In our opinion, the spread widening has created an appropriate time to expand positions into corporate and Yankee bonds as the yield advantage is now significant. Simultaneously, we are doubling our efforts on credit specific research to ensure we are getting paid for the credit risk we take.

Anthony J. Wilkins is the portfolio manager for the Loomis Sayles Intermediate Duration Fixed Income Fund.

Cumulative Performance                   Inception(a) to September 30, 1998
---------------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                                    Since
                                                                  Inception
Loomis Sayles Intermediate Duration Fixed  Income Fund               1.91
Lipper Intermediate Investment Grade Bond Fund Index(b)              6.34
Lehman Brothers Gov't/Corp. Intermediate Bond Index(c)               6.72
---------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis            Lehman
As of 1/28/98              10.00             10.00
Period Ended
3/31/98                    10.08             10.02
6/30/98                    10.21             10.21
9/30/98                    10.19             10.67


Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Intermediate Duration Fixed Income Fund is January 28, 1998. Since Lipper Intermediate Investment Grade Bond Fund Index and Lehman Brothers Government/ Corporate Intermediate Bond Index performance data is not available coincident with the inception date, comparative performance is presented from January 31, 1998.
(b):  Source: Lipper Analytical Services.
(c): The Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/ Corporate Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Investment Grade Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the nine months ended September 30, 1998, the Fund had a total return of -0.03%, as compared to the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index, total return of 9.33%. For the same period, the average BBB rated debt fund, as measured by Lipper Analytical Services, had a total return of 5.45%.

For the nine month period, the Fund was negatively impacted by the dramatic spread widening on virtually all non-Treasury segments of the bond markets. In the face of the world economic crisis, losses by leveraged investors (including hedge funds and broker dealers) and the relative illiquidity of the world markets, investors dramatically repriced risk. Treasury bonds were bought and most other bonds were sold. During this "flight to quality", corporate bonds, Yankee bonds and lower quality debt all underperformed Treasuries and the Fund's benchmark. The Investment Grade Fixed Income Fund, by its style, held large positions in corporate bonds and modest positions in Yankees and non-dollar bonds. As a result, the Fund was largely underweight in Treasury bonds. This difference in focus was the major factor in determining relative performance results for the period. The U.S. Treasury positions and Canadian government bonds did perform well, however.

As of September 30, 1998, the Fund maintained its focus on corporate bonds with modest exposure to foreign issuers, including Yankee bonds and non-dollar positions primarily in Canada. We have not changed our portfolio positions dramatically, and we have not overreacted to the market conditions. Rather, we view this as an appropriate time to expand positions in these areas as the yield advantage has risen. At the same time, we are as diligent as ever on credit risk. We believe that the Fund's holdings are well diversified.

In summary, we believe the Fund exhibits very strong yield advantage, call protection and non-market-related factors. Overall, we are very comfortable with the Fund's position vis-a-vis current world and capital market conditions. For the long-term investor, we believe there is value in the current structure.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Investment Grade Fixed Income Fund.

Cumulative Performance                      Inception(a) to September 30, 1998
------------------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                               Annualized
                                                           -------------------
                                                                       Since
                                  Year to date   1 year    3 years   Inception
Loomis Sayles Investment Grade
  Fixed Income Fund                  -0.03        1.53      9.09       11.57
Lipper BBB Rated Bond Fund Index(b)   5.11        7.84      8.15        9.33
Lehman Brothers Gov't/Corp.
  Bond Index(c)                       9.33       12.84      8.92        9.75
------------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis            Lehman
As of 7/1/94               10.00             10.00
Period Ended
9/30/94                    10.08             10.05
12/31/94                   09.97             10.09
3/31/95                    10.75             10.59
6/30/95                    11.82             11.28
9/30/95                    12.27             11.49
12/31/95                   12.99             12.03
3/31/96                    12.91             11.75
6/30/96                    13.07             11.80
9/30/96                    13.60             12.01
12/31/96                   14.40             12.38
3/31/97                    14.23             12.27
6/30/97                    14.96             12.71
9/30/97                    15.68             13.16
12/31/97                   15.93             13.58
3/31/98                    16.37             13.79
6/30/98                    16.53             14.15
9/30/98                    15.93             14.85

Cumulative Performance           Registration(a) to September 30, 1998
----------------------------------------------------------------------

Average Returns (%) - Period Ended September 30, 1998

                                                               Annualized
                                                               ----------
                                                                 Since
                                       Year to date   1 year  Registration
Loomis Sayles Investment Grade
  Fixed Income Fund                       -0.03        1.53        6.32
Lipper BBB Rated Bond Fund Index(b)        5.11        7.84       10.84
Lehman Brothers Gov't/Corp.
  Bond Index(c)                            9.33       12.84       13.58
-------------------------------------------------------------------------

[A line graph depicting the following plot points appears here.]

                          Loomis            Lehman
As of 3/7/97               10.00             10.00
Period Ended
3/31/97                     9.84             10.00
6/30/97                    10.34             10.36
9/30/97                    10.84             10.73
12/31/97                   11.01             11.07
3/31/98                    11.32             11.24
6/30/98                    11.43             11.53
9/30/98                    11.01             12.11

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Investment Grade Fixed Income Fund is July 1, 1994. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on July 1, 1994 ("Inception"). Since Lipper BBB Rated Bond Fund Index & Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b):  Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporates and government issues with at least $100 million outstanding for government issues and $25 million for corporate, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
Portfolio of Investments -- as of September 30, 1998

                                                                       Face
                                                                      Amount             Value (a)
-----------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 4.6% OF NET ASSETS
  Lehman Brothers Holdings, Inc., 6.400%, 12/27/99 ................ $   900,000          $    905,337
                                                                                         ------------
  TOTAL BONDS AND NOTES (Identified Cost $896,629) ................                           905,337
                                                                                         ------------
MUNICIPAL BONDS AND NOTES -- 93.8% OF NET ASSETS
  California Educational Facilities Authority Revenue,
    6.000%, 2/15/17 ...............................................     600,000               644,904
  California Health Facilities Authority Revenue, Series A,
    6.750%, 10/01/19 ..............................................     500,000               522,765
  California Health Facilities Authority Revenue, Series A, (MBIA
    Insured), 5.550%, 8/15/25 ...................................       300,000               309,822
  California Housing Finance Agency, (MBIA Insured),
    5.200%, 8/01/05 .............................................       230,000               244,476
  California Housing Finance Agency, (MBIA Insured),
    5.500%, 8/01/17 .............................................       500,000               520,685
  California Housing Finance Agency, (MBIA Insured),
    5.850%, 8/01/09 .............................................       300,000               324,324
  California Pollution Control, 5.000%, 4/01/08 .................       425,000               448,124
  California Pollution Control, 5.900%, 6/01/14 .................       400,000               453,680
  California Resource Efficiency Financing, First Resource
    Efficiency, (AMBAC Insured), 5.400%, 7/01/04 ................       150,000               162,800
  California State General Obligations, 5.500%, 6/01/01 .........       500,000               524,345
  California State General Obligations, 5.750%, 3/01/13 .........       505,000               552,076
  California State General Obligations, (MBIA Insured),
    6.000%, 10/01/14 ............................................        10,000                10,898
  California State General Obligations, (MBIA Insured),
    6.000%, 10/01/14, (Prerefunded 10/1/02 @ 102) ...............       240,000               265,104
  California State Public Works Board, Community College, 5.200%,
    3/01/06 .....................................................       200,000               215,526
  California State Public Works Board, Community College, 5.200%,
    4/01/07 .....................................................       500,000               541,825
  California State Public Works Lease, 5.400%, 4/01/04 ..........       200,000               215,366
  California State Water Resources Development, 5.000%, 3/01/01         200,000               201,492
  Clovis, California, Unified School District, (FGIC Insured),
    Zero Coupon Bond, 8/01/04 ...................................       200,000               160,112
  Clovis, California, Unified School District, (FGIC Insured),
    10.625%, 8/01/03 ............................................       200,000               259,768
  Corona, California, Single Family, 5.500%, 11/01/10 ...........       400,000               426,084
  East Bay California Municipal Utility Water Systems,
    6.000%, 6/01/12 .............................................       500,000               544,820
  Industry, California, (MBIA insured), 5.700%, 7/01/18 .........       290,000               309,363
  Los Angeles State Building Authority, Lease Revenue,
    5.375%, 5/01/06 .............................................       300,000               327,156
  Los Angeles, California, Electric Plant Revenue,
    6.000%, 6/01/13 .............................................       500,000               536,030
  Los Angeles, California, Wastewater Systems, (FGIC Insured),
    5.375%, 11/01/07 ............................................       450,000               487,971
  Los Angeles, California, Water and Power Waterworks Revenue,
    6.500%, 11/01/10 ............................................       350,000               382,417
  Mid-Peninsula, California, Regional Open Space,
    5.500%, 9/01/07 .............................................       100,000               107,165
  Northern California Power Agency, Public Revenue,
    5.250%, 7/01/02 .............................................       250,000               262,420
  Oceanside, California, Water Systems, (AMBAC Insured), 5.650%,
    8/01/09 .....................................................       125,000               136,211
  Riverside, California, Electric Revenue, (MBIA Insured),
    5.200%, 10/01/08 ............................................       230,000               245,426
  Sacramento, California, Municipal Utility District,
    5.250%, 5/15/04 .............................................       250,000               268,363
  Sacramento, California, Municipal Utility District,
    5.700%, 5/15/12 .............................................       500,000               534,175
  Sacramento, California, Power Authority, 6.000%, 7/01/02 ......       500,000               535,985
  San Diego, California, Industrial Development Revenue, (AMBAC
    Insured), 5.900%, 6/01/18 ...................................       700,000               755,818
  San Diego, California, Open Space Park Facility, District One,
    5.750%, 1/01/08 .............................................       250,000               274,185
  San Diego, California, Sewer Revenue, (AMBAC Insured), 4.750%,
    5/15/06 .....................................................       125,000               131,276
  San Francisco Bay Area Rapid Transit Authority, (FGIC Insured),
    5.450%, 7/01/08 .............................................       200,000               218,374
  San Francisco, California, City & County International Airport
    Revenue, (AMBAC Insured), 6.200%, 5/01/04 ...................       300,000               331,092
  San Francisco, California, City & County Library Facilities,
    Series D, 6.100%, 6/15/07 ...................................       250,000               265,175
  San Francisco, California, City & County Public Utility Water
    Revenue, Series A, 6.375%, 11/01/06 .........................       500,000               559,925
  San Francisco, California, City & County Redevelopment Project,
    Series B, 5.200%, 8/01/08 ...................................       250,000               261,150
  San Francisco, California, Port Commission, 5.500%, 7/01/04 ...       100,000               108,239
  San Francisco, California, Public Utilities, 6.000%, 11/01/15 .       500,000               535,625
  San Francisco, California, Sewer Revenue, (AMBAC Insured),
    6.000%, 10/01/11 ............................................       500,000               548,180
  San Francisco, California, State Building Authority,
    5.000%, 10/01/05 ............................................       125,000               133,105
  San Francisco, California, State Building Authority,
    5.125%, 10/01/07 ............................................       250,000               270,550
  San Jose, California, Airport Revenue, (FGIC Insured),
    5.875%, 3/01/07 .............................................       200,000               227,206
  Santa Clara Valley, California, Water District Refunding &
    Improvements, Series A, (FGIC Insured), 5.800%, 2/01/08,
    (Prerefunded 2/1/04 @ 102) ..................................       100,000               110,601
  Santa Clara, California, Electric Revenue, (MBIA Insured),
    6.250%, 7/01/13, (Prerefunded 7/1/01 @ 102) .................       250,000               271,788
  Turlock, California, Irrigation District Revenue, 5.750%,1/01/18      500,000               522,125
  University of California Revenue, Series B, 5.800%, 9/01/07 ...       415,000               460,094
  University of California Revenue, Series B, 6.500%, 9/01/03 ...       300,000               335,409
  University of California Revenue, Series C, 5.000%, 9/01/08 ...       175,000               184,810
  University of California Revenue, Series C, (AMBAC Insured),
    4.700%, 9/01/06 .............................................       200,000               209,842
                                                                                      ---------------
  TOTAL MUNICIPAL BONDS AND NOTES (Identified Cost $17,543,949)....                        18,396,247
                                                                                      ---------------
SHORT-TERM INVESTMENT -- 1.8% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust Co., dated 9/30/98 at 4.750% to be repurchased at $346,046 on
    10/01/98 collateralized by $275,000 U.S. Treasury Bond,
    7.500%, due 11/15/16 with a value of $355,781 ...............       346,000               346,000
                                                                                      ---------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $346,000)...................................                             346,000
                                                                                      ---------------
TOTAL INVESTMENTS -- 100.2%
  (IDENTIFIED COST $18,786,578) (b) .............................                          19,647,584
    Liabilities, Less Cash and Other Assets -- (0.2%) ...........                             (29,467)
                                                                                      ---------------
NET ASSETS -- 100% ..............................................                     $    19,618,117
                                                                                      ===============

(a) See Note 1.
(b) At September 30, 1998, the net unrealized appreciation on investments based on cost of $18,786,578 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $869,072 and $8,066, respectively, resulting in net unrealized appreciation of $861,006.

     Key to Abbreviations:

AMBAC:      American Municipal Bond Assurance Corporation
FGIC:       Federal Guaranty Insurance Corporation
MBIA:       Municipal Bond Insurance Association

    Ten Largest Holdings by Municipal Classification at September 30, 1998
                        as a Percentage of Net Assets

General Obligation                                                       20.1%
Education                                                                15.4%
Revenue                                                                  14.5%
Water & Sewer                                                            12.7%
Utilities                                                                10.4%
Electric & Gas                                                            7.3%
Public Works                                                              5.2%
Health/Hospital                                                           4.2%
Airport Revenue                                                           2.9%
Transportation & Highway                                                  1.1%

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES CORE FIXED INCOME FUND
Portfolio of Investments -- as of September 30, 1998

                                                                      Face
                                                                     Amount              Value (a)-
-----------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 98.5% OF NET ASSETS
Aerospace/Defense -- 2.7%
  Lockheed Corp., 9.000%, 1/15/22 .............................      $  406,000       $       522,384
                                                                                      ---------------
Banks/Savings & Loans -- 6.5%
  Capital One Bank, 5.950%, 2/15/01 ...........................         250,000               249,998
  Chase Manhattan Corp., 7.625%, 1/15/03 ......................         200,000               216,182
  First America Bank Corp., 7.750%, 7/15/04 ...................         150,000               166,692
  NCNB Corp., 9.125%, 10/15/01 ................................         100,000               110,960
  Standard Federal Bank, 7.750%, 7/17/06 ......................         450,000               506,866
                                                                                      ---------------
                                                                                            1,250,698
                                                                                      ---------------
Computers -- 2.0%
  Seagate Technology, Inc., 7.125%, 3/01/04 ...................         122,000               119,511
  Seagate Technology, Inc., 7.370%, 3/01/07 ...................         265,000               264,224
                                                                                      ---------------
                                                                                              383,735
                                                                                      ---------------
Diversified Operations -- 2.7%
  Norfolk Southern Corp., 7.800%, 5/15/27 .....................         450,000               525,006
                                                                                      ---------------
Entertainment -- 3.4%
  Time Warner Entertainment Co., 7.250%, 9/01/08 ..............         600,000               664,830
                                                                                      ---------------
Environmental Services -- 2.6%
  WMX Technologies, Inc., 6.375%, 12/01/03 ....................         143,000               148,903
  WMX Technologies, Inc., 7.000%, 10/15/06 ....................         325,000               349,482
                                                                                      ---------------
                                                                                              498,385
                                                                                      ---------------
Financial Services -- 8.7%
  Advanta Corp., 7.000%, 5/01/01 ..............................         100,000                95,140
  AT & T Capital Corp., 6.390%, 1/22/99 .......................         225,000               225,590
  Ford Motor Credit Co., 7.750%, 11/15/02 .....................         200,000               217,230
  Ford Motor Credit Co., 8.000%, 6/15/02 ......................         350,000               382,000
  General Motors Acceptance Corp., 5.625%, 2/15/01 ............          27,000                27,262
  General Motors Acceptance Corp., 6.800%, 4/17/01 ............         200,000               208,030
  General Motors Acceptance Corp., 7.125%, 5/01/01 ............         225,000               235,978
  USL Capital Corp., 7.050%, 5/14/01 ..........................         275,000               287,699
                                                                                      ---------------
                                                                                            1,678,929
                                                                                      ---------------
Food -- Packaged & Miscellaneous -- 2.5%
  ConAgra, Inc., 9.750%, 3/01/21 ..............................         375,000               491,929
                                                                                      ---------------
Foreign Issuer -- 5.2%
  Philips Electronics NV, 8.375%, 9/15/06 .....................         515,000               594,537
  Saga Petroleum ASA, 7.250%, 9/23/27 .........................         450,000               406,674
                                                                                      ---------------
                                                                                            1,001,211
                                                                                      ---------------
Government Agencies -- 4.8%
  Federal Home Loan Mortgage Corp., 6.500%, 1/01/27 ...........         115,055               117,139
  Federal Home Loan Mortgage Corp., 7.000%, 1/01/12 ...........          93,751                96,397
  Federal Home Loan Mortgage Corp., 8.000%, 7/01/25 ...........          33,746                34,958
  Federal Home Loan Mortgage Corp., 8.000%, 12/01/26 ..........          78,472                81,268
  Federal National Mortgage Association, 7.500%, 1/01/27 ......         168,317               173,629
  Federal National Mortgage Association, 9.500%, 11/01/10 .....          43,757                45,895
  Government National Mortgage Association, 6.500%, 4/15/26             130,116               133,084
  Government National Mortgage Association, 8.500%, 4/15/23             101,876               107,988
  Government National Mortgage Association, 9.500%, 9/15/20             123,443               133,317
                                                                                      ---------------
                                                                                              923,675
                                                                                      ---------------
Health Care -- Services -- 1.0%
  Columbia/HCA Healthcare Corp., 6.125%, 12/15/00 .............         200,000               199,312
                                                                                      ---------------
Holding Companies -- Diversified -- 1.2%
  ITT Corp., 7.400%, 11/15/25 .................................         225,000               229,747
                                                                                      ---------------
Natural Gas -- 3.7%
  Columbia Gas Systems, Inc., 7.050%, 11/28/07 ................         675,000               713,070
                                                                                      ---------------
Oil & Gas -- 4.4%
  Coastal Corp., 6.950%, 6/02/28 ..............................         500,000               483,545
  Ensco International, Inc., 6.750%, 11/15/07 .................         350,000               360,563
                                                                                      ---------------
                                                                                              844,108
                                                                                      ---------------
Paper Products -- 2.3%
  Boise Cascade Corp., 9.800%, 4/15/03 ........................         200,000               227,924
  Boise Cascade Corp., 9.980%, 3/27/03 ........................         200,000               229,070
                                                                                      ---------------
                                                                                              456,994
                                                                                      ---------------
Real Estate Investment Trusts -- 1.3%
  Developers Diversified Realty, 6.800%, 7/23/02 ..............         125,000               131,014
  Meditrust Corp., 7.375%, 7/15/00 ............................         125,000               122,387
                                                                                      ---------------
                                                                                              253,401
                                                                                      ---------------
Securities -- 4.5%
  Lehman Brothers Holdings, Inc., 6.125%, 7/15/03 .............         480,000               466,277
  Lehman Brothers Holdings, Inc., 7.250%, 4/15/03 .............         150,000               152,376
  Salomon, Inc., 6.650%, 7/15/01 ..............................         245,000               254,631
                                                                                      ---------------
                                                                                              873,284
                                                                                      ---------------
Telecommunications -- 5.4%
  MCI WorldCom, Inc., 7.550%, 4/01/04 .........................         500,000               544,550
  TCI Communications, Inc., 8.750%, 8/01/15 ...................         400,000               499,712
                                                                                      ---------------
                                                                                            1,044,262
                                                                                      ---------------
Transportation -- 2.5%
  Union Pacific Corp., 6.625%, 2/01/08 ........................         200,000               206,954
  Union Pacific Corp., 6.700%, 12/01/06 .......................         260,000               270,556
                                                                                      ---------------
                                                                                              477,510
                                                                                      ---------------
U.S. Government --  19.7%
  U.S. Treasury Bonds, 6.250%, 8/15/23 ........................         395,000               452,089
  U.S. Treasury Notes, 6.250%, 2/15/07 ........................         600,000               673,872
  U.S. Treasury Notes, 6.375%, 8/15/02 ........................         600,000               642,468
  U.S. Treasury Notes, 7.250%, 8/15/04 ........................       1,780,000             2,039,489
                                                                                      ---------------
                                                                                            3,807,918
                                                                                      ---------------
Utilities -- 11.4%
  Boston Edison Co., 6.800%, 3/15/03 ..........................         400,000               421,224
  Boston Edison Co., 7.800%, 5/15/10 ..........................         300,000               349,827
  Commonwealth Edison Co., 7.375%, 1/15/04 ....................         500,000               537,890
  Gulf States Utilities Co., 6.410%, 8/01/01 ..................         435,000               443,565
  Midamerican Energy Co., 6.500%, 12/15/01 ....................         441,000               453,185
                                                                                      ---------------
                                                                                            2,205,691
                                                                                      ---------------
  TOTAL BONDS AND NOTES
    (Identified Cost $18,323,706)..............................                            19,046,079
                                                                                      ---------------
TOTAL INVESTMENTS -- 98.5%
  (IDENTIFIED COST $18,323,706) (b) ...........................                            19,046,079
    Cash and Other Assets, Less Liabilities -- 1.5% ...........                               294,677
                                                                                      ---------------
NET ASSETS -- 100% ............................................                       $    19,340,756
                                                                                      ===============

(a) See Note 1.
(b) At September 30, 1998, the net unrealized appreciation on investments based on cost of $18,323,706 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $796,084 and $73,711, respectively, resulting in net unrealized appreciation of $722,373.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES CORE GROWTH FUND
Portfolio of Investments -- as of September 30, 1998

                                                                     Shares              Value (a)
-----------------------------------------------------------------------------------------------------
COMMON STOCKS -- 91.7% OF NET ASSETS
Aerospace/Defense -- 2.5%
  Lockheed Corp. ..............................................           5,200       $       524,225
                                                                                      ---------------
Auto & Related -- 1.9%
  Magna International, Inc. ...................................           6,700               389,438
                                                                                      ---------------
Banks/Savings & Loans -- 4.2%
  Star Banc Corp. .............................................           5,400               357,075
  Wells Fargo & Co. ...........................................           1,500               532,500
                                                                                      ---------------
                                                                                              889,575
                                                                                      ---------------
Chemicals -- Major -- 3.6%
  Monsanto Co. ................................................          13,500               761,062
                                                                                      ---------------
Communications Equipment -- 4.3%
  Ascend Communications, Inc. (b) .............................           7,000               318,500
  Cisco Systems, Inc. (b) .....................................           9,450               584,128
                                                                                      ---------------
                                                                                              902,628
                                                                                      ---------------
Computer Hardware -- 9.8%
  EMC Corp. (b) ...............................................          13,000               743,437
  International Business Machines Corp. .......................           6,100               780,800
  Sun Microsystems, Inc. (b) ..................................          10,600               528,013
                                                                                      ---------------
                                                                                            2,052,250
                                                                                      ---------------
Electronics -- 1.2%
  Analog Devices, Inc. (b) ....................................          15,611               250,752
                                                                                      ---------------
Entertainment -- 3.6%
  Time Warner, Inc. ...........................................           8,700               761,794
                                                                                      ---------------
Financial Services -- 2.1%
  Associates First Capital Corp. ..............................           6,700               437,175
                                                                                      ---------------
Food -- Packaged & Miscellaneous -- 2.2%
  Heinz (H.J.) Co. ............................................           9,100               465,238
                                                                                      ---------------
Government Agencies -- 2.0%
  Federal Home Loan Mortgage Corp. ............................           8,400               415,275
                                                                                      ---------------
Health Care -- Drugs -- 5.9%
  Pfizer, Inc. ................................................           4,000               423,750
  Schering-Plough Corp. .......................................           7,800               807,787
                                                                                      ---------------
                                                                                            1,231,537
                                                                                      ---------------
Health Care -- Medical Technology -- 3.1%
  Medtronic, Inc. .............................................          11,100               642,412
                                                                                      ---------------
Imaging -- 2.3%
  Xerox Corp. .................................................           5,600               474,600
                                                                                      ---------------
Insurance -- 2.2%
  American International Group, Inc. ..........................           5,900               454,300
                                                                                      ---------------
Oil & Gas -- 2.6%
  Enron Corp. .................................................          10,200               538,687
                                                                                      ---------------
Oil & Gas Drilling Equipment -- 2.2%
  Halliburton Co. .............................................          16,400               468,425
                                                                                      ---------------
Oil & Gas Exploration -- 4.4%
  Abacan Resources Corp. (New) (b) ............................          52,600                11,506
  Anadarko Petroleum Corp. ....................................          12,600               495,337
  Burlington Resources, Inc. ..................................          11,300               422,338
                                                                                      ---------------
                                                                                              929,181
                                                                                      ---------------
Oil & Gas -- Major Integrated -- 2.2%
  Royal Dutch Petroleum Co. (N.Y. Shares) .....................           9,500               452,438
                                                                                      ---------------
Restaurants -- 2.7%
  McDonald's Corp. ............................................           9,300               555,094
                                                                                      ---------------
Retail -- Food & Drug -- 6.9%
  CVS Corp. ...................................................          17,400               762,337
  Safeway, Inc. (b) ...........................................          14,500               672,438
                                                                                      ---------------
                                                                                            1,434,775
                                                                                      ---------------
Retail -- General -- 3.0%
  Staples, Inc. (b) ...........................................          21,200               622,750
                                                                                      ---------------
Retail -- Specialty -- 1.8%
  Circuit City Stores, Inc. ...................................          11,500               383,094
                                                                                      ---------------
Telecommunications -- 15.0%
  Bell Atlantic Corp. .........................................          12,700               615,156
  BellSouth Corp. .............................................          10,000               752,500
  GTE Corp. ...................................................           9,900               544,500
  MCI WorldCom, Inc. (b) ......................................          13,900               679,363
  Sprint Corp. ................................................           7,600               547,200
                                                                                      ---------------
                                                                                            3,138,719
                                                                                      ---------------
  TOTAL COMMON STOCKS
    (Identified Cost $17,259,271)..............................                            19,175,424
                                                                                      ---------------

SHORT-TERM INVESTMENT -- 9.7% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust Co., dated 9/30/98 at 4.750% to be repurchased at $2,030,268 on
    10/01/98 collateralized by $1,605,000 U.S. Treasury Bond,
    7.500%, due 11/15/16 with a value of $2,076,469 ...........       2,030,000             2,030,000
                                                                                      ---------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $2,030,000)...............................                             2,030,000
                                                                                      ---------------
TOTAL INVESTMENTS -- 101.4%
  (IDENTIFIED COST $19,289,271) (c) ...........................                            21,205,424
    Liabilities, Less Cash and Other Assets -- (1.4%) .........                              (295,652)
                                                                                      ---------------
NET ASSETS -- 100% ............................................                       $    20,909,772
                                                                                      ===============

(a) See Note 1.
(b) Non-income producing security.
(c) At September 30, 1998, the net unrealized appreciation on investments based on cost of $19,345,365 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,918,088 and $1,058,029, respectively, resulting in net unrealized appreciation of $1,860,059.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
Portfolio of Investments -- as of September 30, 1998

                                                                         Face
                                                                        Amount               Value (a)
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 94.6% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 83.8%

Auto & Related -- 1.5%
  Ford Motor Co., 6.625%, 10/01/28 ......................  USD            3,650,000       $      3,700,771
                                                                                          ----------------
Broadcasting -- 0.6%
  Fox Family Worldwide, Inc., Zero Coupon Bond, 11/01/07
    (step to 10.250% on 11/01/02) (b) ...................                 2,600,000              1,612,000
                                                                                          ----------------
Building Materials -- 1.2%
  Owens Corning, 7.500%, 8/01/18 ........................                 3,000,000              2,942,340
                                                                                          ----------------
Canadian -- 17.9%
  Canadian Government, Zero Coupon Bond, 6/01/22 ........  CAD            2,500,000                471,864
  Canadian Government, Zero Coupon Bond, 6/01/25 ........                66,460,000             10,767,850
  Clearnet Communications, Inc., Zero Coupon Bond, 5/15/08
    (step to 10.400% on 5/15/03) (b)                                      2,500,000                787,014
  Hydro Quebec, Zero Coupon Bond, 8/15/20 ...............                 7,500,000              1,257,255
  International Semi-Tech Corp., Zero Coupon Bond,
    8/15/03 (step to 11.50% on 8/15/00) (b) .............  USD            2,100,000                357,000
  New Brunswick FM Project, Zero Coupon Bond, 11/30/27
    (step to 6.470% on 5/30/03) 144A (b) (c) ............  CAD            1,250,000                622,151
  Province of Alberta, 5.930%, 9/16/16 ..................                 1,591,918              1,107,739
  Province of British Columbia, Zero Coupon Bond, 8/23/13                11,700,000              3,251,982
  Province of British Columbia, Zero Coupon Bond, 9/05/20                 4,750,000                867,601
  Province of British Columbia, Zero Coupon Bond, 9/08/23                 3,300,000                505,795
  Province of British Columbia, Zero Coupon Bond, 8/23/24                 8,500,000              1,232,563
  Province of British Columbia, Zero Coupon Bond, 11/19/27                8,150,000                978,160
  Province of British Columbia, 8.000%, 9/08/23 .........                 3,300,000              2,753,712
  Province of Manitoba, 6.500%, 9/22/17 .................                 5,075,000              3,621,315
  Province of Manitoba, 7.750%, 12/22/25 ................                 5,295,000              4,449,502
  Province of Newfoundland, 6.150%, 4/17/28 .............                 1,000,000                662,404
  Province of Ontario, Zero Coupon Bond, 7/13/22 ........                12,200,000              2,015,130
  Province of Ontario, Zero Coupon Bond, 6/02/27 ........                27,950,000              3,497,348
  Province of Saskatchewan, Zero Coupon Bond, 4/10/14 ...  CAD            5,000,000              1,369,962
  Province of Saskatchewan, 8.750%, 5/30/25 .............                 1,950,000              1,775,750
  Province of Saskatchewan (Certificate of Deposit), Zero
    Coupon Bond, 2/04/22 ................................                10,000,000              1,709,133
  Province of Saskatchewan (Certificate of Deposit), Zero
    Coupon Bond, 5/30/25 ................................                 2,425,000                342,418
                                                                                          ----------------
                                                                                                44,403,648
                                                                                          ----------------
Communications -- 0.9%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b) ............  USD            4,700,000              2,232,500
                                                                                          ----------------
Computers -- 1.4%
  Apple Computer, Inc., 6.500%, 2/15/04 .................                 1,325,000              1,172,625
  Seagate Technology, Inc., 7.450%, 3/01/37 .............                 2,225,000              2,230,229
  Streamlogic Corp., 14.000%, 10/07/98 (d) (e) ..........                    28,333                  1,416
                                                                                          ----------------
                                                                                                 3,404,270
                                                                                          ----------------
Electronics -- 0.2%
  Westinghouse Electric Corp., 7.875%, 9/01/23 ..........                   500,000                500,285
                                                                                          ----------------
Entertainment -- 4.9%
  Time Warner Entertainment Co., 6.875%, 6/15/18 ........                 2,840,000              2,934,629
  Time Warner Entertainment Co., 6.950%, 1/15/28 ........                 5,650,000              5,872,214
  Time Warner Entertainment Co., 7.570%, 2/01/24 ........                 3,125,000              3,467,094
                                                                                          ----------------
                                                                                                12,273,937
                                                                                          ----------------
Food & Beverage -- 0.6%
  Borden, Inc., 7.875%, 2/15/23 .........................                 1,500,000              1,386,750
                                                                                          ----------------
Foreign Government/Agency -- 5.6%
  Escom, 11.000%, 6/01/08 ...............................  ZAR            2,500,000                288,715
  Republic of Argentina, 5.750%, 3/31/23 (step to 6.000%
    on 3/31/99) (b) .....................................  USD              500,000                348,125
  Republic of Brazil, 10.125%, 5/15/27 ..................                 5,777,000              3,625,067
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (f) ....                 7,686,413              4,564,192
  Republic of South Africa, 8.500%, 6/23/17 .............                 1,800,000              1,026,000
  Republic of South Africa, 12.000%, 2/28/05 ............  ZAR           10,500,000              1,412,408
  Republic of South Africa, 12.500%, 12/21/06 ...........                 4,000,000                522,559
  Republic of Venezuela, 9.250%, 9/15/27 ................  USD            3,750,000              2,081,250
                                                                                          ----------------
                                                                                                13,868,316
                                                                                          ----------------
Foreign Issuer -- 9.2%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27 .............  USD            1,250,000                828,125
  Bangkok Bank Public Co. Ltd., 8.250%, 3/15/16 144A (c)                    300,000                132,366
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 144A (c)                  3,100,000              1,337,836
  Compania de Transporte Energia, 9.250%, 4/01/08 144A (c)                1,000,000                750,000
  Embotelladora Andina SA, 7.625%, 10/01/27 .............                 1,300,000                869,960
  Export Import Bank of Korea, 6.375%, 2/15/06 ..........                   500,000                330,909
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A (c) ......                   750,000                554,752
  Industrial Finance Corp. of Thailand,
    7.375%, 1/14/07 144A (c) ............................                 1,000,000                622,600
  Korea Electric Power Corp., 6.750%, 8/01/27 ...........                   500,000                352,870
  Korea Electric Power Corp., 7.400%, 4/01/16 ...........                 1,218,906                789,571
  Korea Electric Power Corp., 7.750%, 4/01/13 ...........                 1,000,000                609,330
  Multicanal SA, 10.500%, 4/15/18 144A (c) ..............                   500,000                320,000
  Perez Companc SA, 8.125%, 7/15/07 144A (c) ............                 1,550,000              1,255,500
  Petroleos Mexicanos, 9.500%, 9/15/27 ..................                 1,450,000              1,096,200
  Petroleos Mexicanos, Medium Term,
    8.625%, 12/01/23 144A (c) ...........................                   250,000                178,750
  Philippine Long Distance Telephone Co., 8.350%, 3/06/17                   250,000                161,646
  Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07 ..                 1,100,000                445,500
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27 ..                 2,250,000                778,500
  Pindo Deli Finance Mauritius Ltd., 11.750%, 10/01/17 ..                 1,500,000                618,750
  Pohang Iron & Steel Co. Ltd., 6.625%, 7/01/03 .........                   200,000                157,490
  Pohang Iron & Steel Co. Ltd., 7.125%, 11/01/06 ........                   500,000                357,455
  Quezon Power Philippines Co., 8.860%, 6/15/17 .........                 1,200,000                740,676
  Samsung Electronics Co. Ltd., 7.450%, 10/01/02 144A (c)                 1,500,000              1,066,365
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A (c)                 2,000,000                940,000
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02 ........                 1,000,000                741,670
  Siam Commercial Bank Public Co., 7.500%, 3/15/06 144A (c)                 750,000                337,500
  Tata Electric Co., 8.500%, 8/19/17 144A (c) ...........  USD            3,650,000              2,582,375
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (c) .....                 2,000,000                752,040
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04 ..........                 1,675,000                703,500
  Total Access Communication Public Co. Ltd., 7.625%,
    11/04/01 144A (c) ...................................                   500,000                305,000
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 144A (c) ...................................                 3,850,000              2,194,500
                                                                                          ----------------
                                                                                                22,911,736
                                                                                          ----------------
Government Agencies -- 2.1%
  Federal Home Loan Mortgage Corp., 6.000%, 6/01/26 .....                 1,948,681              1,952,325
  Federal National Mortgage Association, Zero Coupon
    Bond, 10/29/07 ......................................  NZD           11,450,000              3,361,700
                                                                                          ----------------
                                                                                                 5,314,025
                                                                                          ----------------
Health Care -- Products -- 0.5%
  Bausch & Lomb, Inc., 7.125%, 8/01/28 ..................  USD            1,250,000              1,232,938
                                                                                          ----------------
Health Care -- Services -- 1.3%
  Columbia/HCA Healthcare Corp.,  7.050%, 12/01/27 ......                 2,250,000              1,895,400
  Columbia/HCA Healthcare Corp.,  7.580%, 9/15/25 .......                 1,500,000              1,309,530
                                                                                          ----------------
                                                                                                 3,204,930
                                                                                          ----------------
Home Builders -- 0.4%
  Pulte Corp., 7.625%, 10/15/17 .........................                 1,000,000                990,790
                                                                                          ----------------
Insurance -- 0.2%
  Loews Corp., 7.000%, 10/15/23 .........................                   500,000                495,980
                                                                                          ----------------
Media & Entertainment -- 0.3%
  News America Holdings, Inc., 7.700%, 10/30/25                             700,000                748,580
                                                                                          ----------------
Oil & Gas -- 3.0%
  Chesapeake Energy Corp., 8.500%, 3/15/12 ..............                   500,000                385,000
  Pioneer Natural Resources Co., 6.500%, 1/15/08 ........                 1,000,000                942,880
  Pioneer Natural Resources Co., 7.200%, 1/15/28 ........                   750,000                654,690
  R & B Falcon Corp., 7.375%, 4/15/18 ...................                 2,500,000              2,377,800
  Seagull Energy Corp., 7.500%, 9/15/27 .................                 3,500,000              3,170,615
                                                                                          ----------------
                                                                                                 7,530,985
                                                                                          ----------------
Real Estate Investment Trusts -- 5.8%
  AMB Property Corp., 7.500%, 6/30/18 ...................  USD            1,500,000              1,438,800
  First Industrial, 7.500%, 12/01/17 ....................                 3,000,000              3,090,351
  First Industrial, 7.600%, 7/15/28 .....................                 6,000,000              5,651,340
  Security Capital Group, Inc., 7.700%, 6/15/28 144A (c)                  2,000,000              1,885,000
  Susa Partnership LP, 7.450%, 7/01/18 ..................                 1,500,000              1,415,880
  Susa Partnership LP, 7.500%, 12/01/27 .................                 1,000,000                926,000
                                                                                          ----------------
                                                                                                14,407,371
                                                                                          ----------------
Retail -- General -- 1.2%
  Dillon Read Structured Finance Corp.,
    6.660%, 8/15/10 .....................................                   205,599                203,504
  Dillon Read Structured Finance Corp.,
    8.550%, 8/15/19 .....................................                   500,000                477,500
  K Mart Corp., 7.950%, 2/01/23 .........................                 1,250,000              1,212,500
  Penn Traffic Co., 9.625%, 4/15/05 .....................                 2,750,000                495,000
  Woolworth Corp., 8.500%, 1/15/22 ......................                   725,000                715,988
                                                                                          ----------------
                                                                                                 3,104,492
                                                                                          ----------------
Steel -- 0.3%
  Geneva Steel Co., 9.500%, 1/15/04 .....................                 1,500,000                675,000
                                                                                          ----------------
Supranational -- 3.8%
  International Bank for Reconstruction & Development,
    Zero Coupon Bond, 8/20/07 ...........................  NZD           30,250,000              8,817,714
  International Bank for Reconstruction & Development,
    8.000%, 5/23/07 .....................................                 1,000,000                554,942
                                                                                          ----------------
                                                                                                 9,372,656
                                                                                          ----------------
Taxable Municipal -- 0.3%
  Orange County, California Pension Obligation, Zero
    Coupon Bond, 9/01/16 ................................  USD            2,000,000                667,400
                                                                                          ----------------
Telecommunications -- 3.1%
  Nextel Communications, Inc., Zero Coupon Bond, 10/31/07
    (step to 9.750% on 10/31/02) (b) ....................                 2,725,000              1,635,000
  Nextel International, Inc., Zero Coupon Bond,
    4/15/08 (step to 12.125% on 4/15/03) (b) ............                 2,000,000                900,000
  Nextlink Communications, Inc., Zero Coupon Bond,
    4/15/08 (step to 9.450% on 4/15/03) (b) .............                 1,500,000                870,000
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to 11.125%
    on 10/15/02) (b) ....................................                 1,000,000                555,000
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to 9.800% on
    2/15/03) (b) ........................................  USD              350,000                185,500
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to 11.000%
    on 7/01/03) (b) .....................................                 2,100,000              1,071,000
  TCI Communications, Inc., 7.125%, 2/15/28 .............                 1,640,000              1,792,258
  TCI Communications, Inc., 7.875%, 2/15/26 .............                   650,000                766,473
                                                                                          ----------------
                                                                                                 7,775,231
                                                                                          ----------------
Textile & Apparel -- 1.0%
  Fruit of the Loom, Inc., 7.375%, 11/15/23 .............                   500,000                420,895
  Kellwood Co., 7.625%, 10/15/17 ........................                 2,000,000              1,952,420
  Phillips Van Heusen Corp., 7.750%, 11/15/23 ...........                    50,000                 48,366
                                                                                          ----------------
                                                                                                 2,421,681
                                                                                          ----------------
Tobacco -- 6.7%
  Philip Morris Cos., Inc., 7.750%, 1/15/27 .............                 7,400,000              8,010,204
  RJR Nabisco, Inc., 7.625%, 9/15/03 ....................                 2,625,000              2,601,637
  RJR Nabisco, Inc., 8.500%, 7/01/07 ....................                 2,000,000              2,010,780
  RJR Nabisco, Inc., 8.750%, 8/15/05 ....................                 1,700,000              1,728,849
  RJR Nabisco, Inc., 9.250%, 8/15/13 ....................                 2,250,000              2,273,333
                                                                                          ----------------
                                                                                                16,624,803
                                                                                          ----------------
Transportation -- 0.4%
  American President Cos. Ltd., 7.125%, 11/15/03                          1,000,000                853,300
  American President Cos. Ltd., 8.000%, 1/15/24 .........                   150,000                110,616
                                                                                          ----------------
                                                                                                   963,916
                                                                                          ----------------
U.S. Government -- 7.0%
  U.S. Treasury Bonds, 6.000%, 2/15/26 ..................                 4,900,000              5,481,875
  U.S. Treasury Bonds, 6.250%, 8/15/23 ..................                 5,620,000              6,432,259
  U.S. Treasury Notes, 6.375%, 9/30/01 ..................                 5,100,000              5,380,500
                                                                                          ----------------
                                                                                                17,294,634
                                                                                          ----------------
Utilities -- 2.1%
  AES Corp., 8.875%, 11/01/27 ...........................                 1,000,000                870,000
  Boston Edison Co., 7.800%, 3/15/23 ....................                   500,000                545,292
  KN Capital Trust, 7.630%, 4/15/28 .....................                 1,000,000                963,737
  KN Energy, Inc., 7.250%, 3/01/28 ......................                 2,500,000              2,473,450
  Mobile Energy Services Co. LLC,
    8.665%, 1/01/17 .....................................                 1,284,088                449,431
                                                                                          ----------------
                                                                                                 5,301,910
                                                                                          ----------------
Waste Management -- 0.3%
  USA Waste Services, Inc., 7.000%, 7/15/28 .............  USD              750,000                765,195
                                                                                          ----------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $217,417,380) ......................                                      208,129,070
                                                                                          ----------------
CONVERTIBLE BONDS -- 10.8%
Auto & Related -- 0.2%
  Exide Corp., 2.900%, 12/15/05 144A (c) ................                 1,000,000                496,250

                                                                                          ----------------
Canadian -- 0.1%
  Rogers Communications, Inc., 2.000%, 11/26/05                             250,000                158,280

                                                                                          ----------------
Computers -- 0.8%
  Cray Research, Inc., 6.125%, 2/01/11 ..................                   463,000                351,880
  HMT Technology Corp., 5.750%, 1/15/04 .................                   450,000                301,500
  Maxtor Corp., 5.750%, 3/01/12 .........................                   407,000                236,060
  Read Rite Corp., 6.500%, 9/01/04 ......................                   900,000                504,000
  Silicon Graphics, Inc., 5.250%, 9/01/04 ...............                   300,000                247,500
  Western Digital, Zero Coupon Bond, 2/18/18 144A (c) ...                 1,250,000                258,588
                                                                                          ----------------
                                                                                                 1,899,528
                                                                                          ----------------
Diversified Operations -- 0.3%
  Ogden Corp., 5.750%, 10/20/02 .........................                   500,000                483,750
  Ogden Corp., 6.000%, 6/01/02 ..........................                   250,000                242,500
                                                                                          ----------------
                                                                                                   726,250
                                                                                          ----------------
Electronics -- 1.8%
  Cirrus Logic, Inc., 6.000%, 12/15/03 ..................                   200,000                127,000
  Kent Electronics Corp., 4.500%, 9/01/04 ...............                 2,650,000              1,828,500
  Lam Research Corp., 5.000%, 9/01/02 ...................                 2,025,000              1,574,437
  National Semiconductor Corp., 6.500%, 10/01/02                            350,000                308,000
  Richardson Electronics Ltd., 7.250%, 12/15/06 .........                   300,000                222,000
  Zenith Corp., 6.250%, 4/01/11 (d) .....................                 1,121,000                341,905
                                                                                          ----------------
                                                                                                 4,401,842
                                                                                          ----------------
Environmental Services -- 0.7%
  Air & Water Technologies Corp., 8.000%, 5/15/15 .......  USD              475,000                358,625
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A (c) ......                 1,500,000              1,295,625
                                                                                          ----------------
                                                                                                 1,654,250
                                                                                          ----------------
Foreign Issuer -- 2.3%
  Advanced Agro Public Co., 3.500%, 6/17/01 .............                   125,000                108,125
  APP Finance VII Mauritius Ltd.,
    3.500%, 4/30/03 .....................................                   500,000                190,000
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04                           1,725,000                457,125
  Banpu Public Co., 2.750%, 4/10/03 .....................                 1,455,000                916,650
  Burns, Philp, 5.500%, 4/30/04 .........................                 1,000,000                510,000
  Empresas ICA Sociedad, 5.000%, 3/15/04 ................                   950,000                631,750
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ...............                   700,000                140,000
  Piltel, 1.750%, 7/17/06 ...............................                   250,000                146,250
  Samsung Corp., 0.250%, 6/26/06 ........................                   600,000                516,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond, 12/31/07                  725,000                471,250
  Sappi BVI Finance, 7.500%, 8/01/02 ....................                   250,000                200,625
  Siam Commercial Bank Public Co.,
    3.250%, 1/24/04 .....................................                   375,000                101,250
  Ssangyong Oil Refining Co., Inc.,
    3.000%, 12/31/04 ....................................                   500,000                232,500
  Ssangyong Oil Refining Co., Inc.,
    3.750%, 12/31/08 ....................................                   150,000                125,250
  Telekom Malaysia Berhad, 4.000%, 10/03/04 .............                   500,000                270,000
  Total Access Communication Public Co. Ltd.,
    2.000%, 5/31/06 .....................................                   900,000                621,000
                                                                                          ----------------
                                                                                                 5,637,775
                                                                                          ----------------
Freight Transportation -- 0.1%
  Worldway Corp., 6.250%, 4/15/11 .......................                   250,000                205,000
                                                                                          ----------------
Health Care -- Drugs -- 0.5%
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02 ...........                 1,150,000                793,500
  Glycomed, Inc., 7.500%, 1/01/03 .......................                   300,000                273,000
  NABI, Inc., 6.500%, 2/01/03 ...........................                   525,000                311,719
                                                                                          ----------------
                                                                                                 1,378,219
                                                                                          ----------------
Home Builders -- 0.1%
  Schuler Homes, Inc., 6.500%, 1/15/03 ..................                   400,000                341,000
                                                                                          ----------------
Insurance -- 0.7%
  Loews Corp., 3.125%, 9/15/07 ..........................  USD            2,250,000              1,788,750
                                                                                          ----------------
Leisure -- 0.1%
  AMF Bowling, Inc., Zero Coupon Bond, 5/12/18 144A (c) .                 3,000,000                292,500
                                                                                          ----------------
Machinery -- 0.0%
  Intevac, Inc., 6.500%, 3/01/04 ........................                   150,000                104,625
                                                                                          ----------------
Oil & Gas -- 0.6%
  Baker Hughes, Inc., Zero Coupon Bond, 5/05/08 .........                 1,500,000                990,000
  Houston Industries, Inc., 6.000%, 3/15/12 .............                   250,000                240,000
  Key Energy Group, Inc., 5.000%, 9/15/04 ...............                   250,000                154,375
                                                                                          ----------------
                                                                                                 1,384,375
                                                                                          ----------------
Publishing -- 0.2%
  Scholastic Corp., 5.000%, 8/15/05 144A (c) ............                   600,000                553,500
                                                                                          ----------------
Real Estate Investment Trusts -- 0.9%
  Federal Realty Investors Trust, 5.250%, 10/28/03 ......                 1,750,000              1,627,500
  Rockefeller Properties, Zero Coupon Bond, 12/31/00 ....                   650,000                502,125
  Sizeler Property Investors, Inc., 8.000%, 7/15/03 .....                   250,000                234,375
                                                                                          ----------------
                                                                                                 2,364,000
                                                                                          ----------------
Restaurants -- 0.9%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15 .......                   500,000                  8,750
  Boston Chicken, Inc., 4.500%, 2/01/04 .................                   750,000                 52,500
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 ............                   750,000                337,500
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 .............                 4,089,000              1,829,828
  TPI Enterprises, Inc., 8.250%, 7/15/02 ................                   100,000                 84,500
                                                                                          ----------------
                                                                                                 2,313,078
                                                                                          ----------------
Telecommunications -- 0.3%
  Broadband Technologies, Inc., 5.000%, 5/15/01 .........                 1,240,000                726,950
                                                                                          ----------------
Textile & Apparel -- 0.2%
  Dixie Yarns, Inc., 7.000%, 5/15/12 ....................  USD              188,000                142,410
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12 ..............                   295,000                244,850
                                                                                          ----------------
                                                                                                   387,260
                                                                                          ----------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $32,648,252) .......................                                       26,813,432
                                                                                          ----------------
  TOTAL BONDS AND NOTES
    (Identified Cost $250,065,632) ......................                                      234,942,502
                                                                                          ----------------
                                                                        Shares
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 0.1% OF NET ASSETS

Restaurants -- 0.1%
  Advantica Restaurant Group, Inc. (g) ..................                    67,479                320,525
                                                                                          ----------------
  TOTAL COMMON STOCKS
    (Identified Cost $908,302) ..........................                                          320,525
                                                                                          ----------------
PREFERRED STOCKS -- 1.4% OF NET ASSETS

Building Materials -- 0.2%
  Owens Corning, 6.500% .................................                    10,000                488,750
                                                                                          ----------------
Chemicals -- Major -- 0.0%
  E.I. du Pont DeNemours & Co., $3.50 ...................                       300                 21,675
                                                                                          ----------------
Computer Software & Services -- 0.2%
  Unisys Corp., $3.75 ...................................                     9,000                426,375
                                                                                          ----------------
Financial Services -- 0.2%
  Hvide Capital Trust, 6.500% ...........................                    14,000                406,000
                                                                                          ----------------
Metals -- 0.0%
  Aluminum Co. of America, $3.75 ........................                       100                  7,431
                                                                                          ----------------
Oil & Gas -- 0.0%
  Chesapeake Energy Corp., 7.000% 144A (c) ..............                     5,000                 80,000
                                                                                          ----------------
Telecommunications -- 0.2%
  Hyperion Telecommunications, Inc.,
    12.875% PIK (f) .....................................                       516                423,196
                                                                                          ----------------
Utilities -- 0.6%
  Arizona Public Service Co., $2.40 .....................                       460                 19,723
  Cleco Corp., 4.750% ...................................                       850                 76,713
  Del Marva Power & Light Co., 4.000% ...................                       434                 29,946
  Entergy Louisiana, Inc., 4.440% .......................                       830                 61,005
  Entergy New Orleans, Inc., 4.360% .....................                        90                  6,660
  Entergy New Orleans, Inc., 4.750% .....................                     2,876                230,799
  Jersey Central Power & Light Co., 4.000% ..............                       750                 51,000
  MDU Resources Group, Inc., 5.100% .....................                     1,020                102,255
  Nevada Power Co., 4.700% ..............................                    10,940                239,312
  Niagara Mohawk Power Corp., 3.600% ....................                       200                 11,600
  Niagara Mohawk Power Corp., 3.900% ....................                       100                  6,350
  Niagara Mohawk Power Corp., 4.400% ....................                     5,100                270,300
  Niagara Mohawk Power Corp., 4.850% ....................                     2,850                225,150
  Northern States Power Co., $4.11 ......................                       100                  7,900
  Public Service Electric & Gas Co., 4.180% .............                     1,950                151,125
                                                                                          ----------------
                                                                                                 1,489,838
                                                                                          ----------------
  TOTAL PREFERRED STOCKS (Identified Cost $3,251,203) ...                                        3,343,265
                                                                                          ----------------
WARRANTS -- 0.0% OF NET ASSETS

Computers -- 0.0%
  Streamlogic Corp. expiring 10/7/01 (d) (g) ............                       250                      0
                                                                                          ----------------
  TOTAL WARRANTS (Identified Cost $0) ...................                                                0
                                                                                          ----------------
                                                                         Face
                                                                        Amount               Value (a)
----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.4% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust
    Co., dated 9/30/98 at 4.750% to be repurchased at
    $5,896,778 on 10/01/98 collateralized by $4,650,000
    U.S. Treasury Bond, 7.500%, due 11/15/16 with a value
    of $6,015,938 .......................................  USD            5,896,000              5,896,000
                                                                                          ----------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $5,896,000) ........................                                        5,896,000
                                                                                          ----------------
TOTAL INVESTMENTS -- 98.5%
  (IDENTIFIED COST $260,121,137) (h) ....................                                      244,502,292
Cash and Other Assets, Less Liabilities -- 1.5%                                                  3,826,306
                                                                                          ----------------
NET ASSETS -- 100% ......................................                                 $    248,328,598
                                                                                          ================

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) Company in Chapter 11 Bankruptcy.
(e) Security in default.
(f)  All or a portion of income may be received as additional securities.
(g) Non-income producing security.
(h) At September 30, 1998, the net unrealized depreciation on investments based on cost of $260,121,137 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $12,156,869 and $27,775,714, respectively, resulting in net unrealized depreciation of $15,618,845.

     Key to Abbreviations:

CAD:        Canadian Dollar
NZD:        New Zealand Dollar
USD:        United States Dollar
ZAR:        South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
Portfolio of Investments -- as of September 30, 1998

                                                                          Face
                                                                         Amount               Value (a)
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 90.2% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 54.5%
Broadcasting -- 2.7%
  CBS, Inc., 7.125%, 11/01/23 ............................  USD              500,000       $       472,530
  Fox Family Worldwide, Inc., Zero Coupon Bond, 11/01/07
    (step to 10.250% on 11/01/02) (b) ....................                   500,000               310,000
                                                                                           ---------------
                                                                                                   782,530
                                                                                           ---------------
Canadian -- 5.2%
  Clearnet Communications, Inc., Zero Coupon Bond, 8/13/07
    (step to 11.750% on 8/13/02) (b) .....................  CAD            2,000,000               708,313
  International Semi-Tech Corp., Zero Coupon Bond, 8/15/03
    (step to 11.500% on 8/15/00) (b) .....................  USD            1,750,000               297,500
  Microcell Telecommunications, Inc., Zero Coupon Bond,
    10/15/07 (step to 11.125% on 10/15/02) (b) ...........  CAD              960,000               339,990
  Rogers Communications, Inc., 8.750%, 7/15/07 ...........                   225,000               136,524
                                                                                           ---------------
                                                                                                 1,482,327
                                                                                           ---------------
Communications -- 3.2%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b) .............  USD            1,925,000               914,375
                                                                                           ---------------
Electronics -- 0.7%
  Westinghouse Electric Corp., 7.875%, 9/01/23 ...........                   200,000               200,114
                                                                                           ---------------
Entertainment -- 0.2%
  Boston Celtics Ltd., 6.000%, 6/30/38 ...................                    79,000                46,709
                                                                                           ---------------
Food & Beverage -- 2.1%
  Borden, Inc., 7.875%, 2/15/23 ..........................                   670,000               619,415
                                                                                           ---------------
Foreign Government/Agency -- 9.7%
  Republic of Brazil, 10.125%, 5/15/27 ...................                 1,200,000               753,000
  Republic of Brazil C Bond, 8.000%,
    4/15/14 PIK (c) ......................................                   754,139               447,808
  Republic of Ecuador, 6.625%, 2/27/15
    PIK (c) (d) ..........................................                   452,662               153,950
  Republic of Peru, 3.250%, 3/07/17 (step to 3.750% on
    3/07/99) (b) .........................................                 1,500,000               693,750
  Republic of Venezuela, 9.250%, 9/15/27 .................                 1,350,000               749,250
                                                                                           ---------------
                                                                                                 2,797,758
                                                                                           ---------------
Foreign Issuer -- 20.6%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27 ..............  USD              750,000               496,875
  Bangkok Bank Public Co. Ltd., 8.250%, 3/15/16 144A (e) .                   250,000               110,305
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 144A (e) .                   450,000               194,202
  Export Import Bank of Korea, 6.375%, 2/15/06 ...........                   700,000               463,273
  Hyundai Motor Co. Ltd., 7.600%,
    7/15/07 144A (e) .....................................                   500,000               369,835
  Industrial Finance Corp. of Thailand,
    7.375%, 1/14/07 144A (e) .............................                   250,000               155,650
  Korea Electric Power Corp., 7.400%, 4/01/16 ............                   442,806               286,836
  Korea Electric Power Corp., 7.750%, 4/01/13 ............                   250,000               152,333
  Murrin Murrin Holdings Property Ltd.,
    9.375%, 8/31/07 ......................................                   150,000               124,500
  Pan Pacific Industrial Investment Plc, Zero Coupon Bond,
    4/28/07 144A (e) .....................................                   850,000               269,135
  Petroleos Mexicanos, 9.500%, 9/15/27 ...................                   500,000               378,000
  Petroleos Mexicanos, Medium Term,
    8.625%, 12/01/23 144A (e) ............................                   500,000               357,500
  Philippine Long Distance Telephone Co.,
    8.350%, 3/06/17 ......................................                   300,000               193,975
  Pindo Deli Finance Mauritius Ltd.,
    10.750%, 10/01/07 ....................................                   550,000               222,750
  Pindo Deli Finance Mauritius Ltd.,
    10.875%, 10/01/27 ....................................                   750,000               259,500
  Pycsa Panama SA, 10.280%, 12/15/12 144A (e) ............                   125,000               104,531
  Quezon Power Philippines Co., 8.860%, 6/15/17 ..........                   600,000               370,338
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02 .........                   500,000               370,835
  Siam Commercial Bank Public Co.,
    7.500%, 3/15/06 144A (e) .............................                   525,000               236,250
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (e) ......                   600,000               225,612
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04 ...........                   450,000               189,000
  Total Access Communication Public Co. Ltd., 7.625%,
    11/04/01 144A (e) ....................................                   375,000               228,750
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 144A (e) ....................................                   300,000               171,000
                                                                                           ---------------
                                                                                                 5,930,985
                                                                                           ---------------
Oil & Gas -- 2.3%
  Chesapeake Energy Corp., 7.875%, 3/15/04 ...............  USD              375,000               315,000
  Chesapeake Energy Corp., 9.625%, 5/01/05 ...............                   400,000               352,000
                                                                                           ---------------
                                                                                                   667,000
                                                                                           ---------------
Retail -- General -- 0.7%
  Penn Traffic Co., 9.625%, 4/15/05 ......................                 1,175,000               211,500
                                                                                           ---------------
Steel -- 0.3%
  Geneva Steel Co., 9.500%, 1/15/04 ......................                   180,000                81,000
                                                                                           ---------------
Telecommunications -- 5.1%
  Nextel Communications, Inc., Zero Coupon Bond, 10/31/07
    (step to 9.750% on 10/31/02) (b) .....................                   750,000               450,000
  Nextel International, Inc., Zero Coupon Bond,
    4/15/08 (step to 12.125% on 4/15/03) (b) .............                   300,000               135,000
  Nextlink Communications, Inc., Zero Coupon Bond, 4/15/08
    (step to 9.450% on 4/15/03) (b) ......................                   250,000               145,000
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to 9.800% on
    2/15/03) (b) .........................................                   500,000               265,000
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to 11.000% on
    7/01/03) (b) .........................................                   300,000               153,000
  Teligent, Inc., Zero Coupon Bond, 3/01/08 (step to
    11.500% on 3/01/03) (b) ..............................                   500,000               195,000
  Triton Communications, Zero Coupon Bond, 5/01/08 (step
    to 11.000% on 5/01/03) 144A (b) (e) ..................                   250,000               110,000
                                                                                           ---------------
                                                                                                 1,453,000
                                                                                           ---------------
Textile & Apparel -- 1.7%
  Phillips Van Heusen Corp., 7.750%, 11/15/23 ............                   500,000               483,665
                                                                                           ---------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $21,212,119) ........................                                      15,670,378
                                                                                           ---------------
CONVERTIBLE BONDS -- 35.7%

Auto & Related -- 1.0%
  Exide Corp., 2.900%, 12/15/05 144A (e) .................                   600,000               297,750
                                                                                           ---------------
Canadian -- 1.9%
  Rogers Communications, Inc., 2.000%, 11/26/05 ..........                   850,000               538,152
                                                                                           ---------------
Computers -- 3.5%
  Cray Research, Inc., 6.125%, 2/01/11 ...................  USD              250,000               190,000
  Data General Corp., 6.000%, 5/15/04 ....................                   300,000               237,375
  HMT Technology Corp., 5.750%, 1/15/04 ..................                   150,000               100,500
  Maxtor Corp., 5.750%, 3/01/12 ..........................                   120,000                69,600
  Read Rite Corp., 6.500%, 9/01/04 .......................                   350,000               196,000
  S3, Inc., 5.750%, 10/01/03 .............................                   200,000               118,000
  Western Digital, Zero Coupon Bond, 2/18/18 144A (e) ....                   400,000                82,748
                                                                                           ---------------
                                                                                                   994,223
                                                                                           ---------------
Electronics -- 5.4%
  Cirrus Logic, Inc., 6.000%, 12/15/03 ...................                   825,000               523,875
  Integrated Device Technology, 5.500%, 6/01/02 ..........                    50,000                38,000
  Kent Electronics Corp., 4.500%, 9/01/04 ................                   475,000               327,750
  Lam Research Corp., 5.000%, 9/01/02 ....................                   500,000               388,750
  LTX Corp., 7.250%, 4/15/11 .............................                    50,000                23,000
  Richardson Electronics Ltd., 7.250%, 12/15/06 ..........                   100,000                74,000
  Zenith Corp., 6.250%, 4/01/11 (f) ......................                   541,000               165,005
                                                                                           ---------------
                                                                                                 1,540,380
                                                                                           ---------------
Environmental Services -- 1.1%
  Air & Water Technologies Corp., 8.000%, 5/15/15 ........                   400,000               302,000
                                                                                           ---------------
Foreign Issuer -- 8.7%
  Advanced Agro Public Co., 3.500%, 6/17/01 ..............                   575,000               497,375
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03 ........                   225,000                85,500
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03 144A (e)                   250,000                95,000
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 ..........                   575,000               152,375
  Banpu Public Co., 2.750%, 4/10/03 ......................                   150,000                94,500
  Burns, Philp, 5.500%, 4/30/04 ..........................                   150,000                76,500
  Empresas ICA Sociedad, 5.000%, 3/15/04 .................                   750,000               498,750
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ................                   350,000                70,000
  Piltel, 1.750%, 7/17/06 ................................                   100,000                58,500
  PT Inti Indorayon Utama, 7.000%, 5/02/06 ...............                   250,000                50,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond, 12/31/07                   250,000               162,500
  Sappi BVI Finance, 7.500%, 8/01/02 .....................  USD              300,000               240,750
  Siam Commercial Bank Public Co., 3.250%, 1/24/04 .......                   950,000               256,500
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04 .....                   200,000                93,000
  Total Access Communication Public Co. Ltd.,
     2.000%, 5/31/06 .....................................                   100,000                69,000
                                                                                           ---------------
                                                                                                 2,500,250
                                                                                           ---------------
Freight Transportation -- 0.1%
  Worldway Corp., 6.250%, 4/15/11 ........................                    50,000                41,000
                                                                                           ---------------
Health Care -- Drugs -- 2.5%
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02 ............                   350,000               241,500
  Glycomed, Inc., 7.500%, 1/01/03 ........................                   150,000               136,500
  NABI, Inc., 6.500%, 2/01/03 ............................                   575,000               341,406
                                                                                           ---------------
                                                                                                   719,406
                                                                                           ---------------
Health Care -- Services -- 1.2%
  Medical Care International, Inc., 6.750%, 10/01/06                         150,000               135,562
  PhyCor, Inc., 4.500%, 2/15/03 ..........................                   100,000                54,000
  Tenet Healthcare Corp., 6.000%, 12/01/05 ...............                   200,000               165,500
                                                                                           ---------------
                                                                                                   355,062
                                                                                           ---------------
Home Builders -- 1.0%
  Schuler Homes, Inc., 6.500%, 1/15/03 ...................                   325,000               277,063
                                                                                           ---------------
Insurance -- 3.7%
  Loews Corp., 3.125%, 9/15/07 ...........................                 1,350,000             1,073,250
                                                                                           ---------------
Leisure -- 0.7%
  AMF Bowling, Inc., Zero Coupon Bond, 5/12/18 144A (e) ..                 2,200,000               214,500
                                                                                           ---------------
Machinery -- 0.2%
  Intevac, Inc., 6.500%, 3/01/04 .........................                   100,000                69,750
                                                                                           ---------------
Restaurants -- 2.8%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15                          1,000,000                17,500
  Boston Chicken, Inc., 4.500%, 2/01/04 ..................                 1,100,000                77,000
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 .............                   125,000                56,250
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ..............                 1,200,000               537,000
  TPI Enterprises, Inc., 8.250%, 7/15/02 .................                   150,000               126,750
                                                                                           ---------------
                                                                                                   814,500
                                                                                           ---------------
Retail -- Specialty -- 0.6%
  Bell Sports Corp., 4.250%, 11/15/00 ....................  USD               53,000                45,381
  CML Group, Inc., 5.500%, 1/15/03 .......................                   145,000                36,250
  Jacobson Stores, Inc., 6.750%, 12/15/11 ................                   100,000                87,000
                                                                                           ---------------
                                                                                                   168,631
                                                                                           ---------------
Telecommunications -- 0.9%
  Broadband Technologies, Inc., 5.000%, 5/15/01 ..........                   415,000               243,294
                                                                                           ---------------
Textile & Apparel -- 0.4%
  Converse, Inc., 7.000%, 6/01/04 ........................                   125,000                61,250
  Dixie Yarns, Inc., 7.000%, 5/15/12 .....................                    61,000                46,208
                                                                                           ---------------
                                                                                                   107,458
                                                                                           ---------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $13,657,151) ........................                                      10,256,669
                                                                                           ---------------
  TOTAL BONDS AND NOTES
    (Identified Cost $34,869,270) ........................                                      25,927,047
                                                                                           ---------------
                                                                         Shares
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 3.2% OF NET ASSETS
Foreign Issuer -- 0.8%
  Sappi Ltd., ADR ........................................                    62,000               217,000
  Siam Commercial Bank Public Co. (h) ....................                    52,000                13,476
                                                                                           ---------------
                                                                                                   230,476
                                                                                           ---------------
Oil & Gas -- 0.2%
  Chesapeake Energy Corp. ................................                    45,025                53,467
                                                                                           ---------------
Real Estate Investment Trusts -- 1.9%
  Associated Estates Realty Corp. ........................                    22,600               412,450
  Berkshire Realty Co., Inc. .............................                    10,500               109,594
  Meditrust Corp. ........................................                     2,000                34,125
                                                                                           ---------------
                                                                                                   556,169
                                                                                           ---------------
Restaurants -- 0.3%
  Advantica Restaurant Group, Inc. (h) ...................                    15,745                74,789
                                                                                           ---------------
  TOTAL COMMON STOCKS
    (Identified Cost $1,526,714) .........................                                         914,901
                                                                                           ---------------

                                                                         Shares               Value (a)
----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 3.8% OF NET ASSETS
Financial Services -- 0.6%
  Hvide Capital Trust, 6.500% ............................                     5,500               159,500
                                                                                           ---------------
Foreign Issuer -- 1.0%
  Philippine Long Distance Telephone Co., $3.50, GDS .....                     6,200               241,800
  Sakura Finance, 0.750% .................................                18,000,000                51,191
                                                                                           ---------------
                                                                                                   292,991
                                                                                           ---------------
Metals -- 1.3%
  Bethlehem Steel Corp., $3.50 ...........................                     9,000               366,750
                                                                                           ---------------
Oil & Gas -- 0.0%
  Kelley Oil & Gas, $2.625 ...............................                       750                12,000
                                                                                           ---------------
Telecommunications -- 0.1%
  Hyperion Telecommunications, Inc., PIK 12.875% (c) .....                        17                13,543
                                                                                           ---------------
Utilities -- 0.8%
  Central Maine Power Co., 3.500% ........................                       995                54,476
  Niagara Mohawk Power Corp., 3.600% .....................                     1,560                90,480
  Niagara Mohawk Power Corp., 4.100% .....................                       700                47,600
  Niagara Mohawk Power Corp., 4.400% .....................                       900                47,700
                                                                                           ---------------
                                                                                                   240,256
                                                                                           ---------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,189,437) .........................                                       1,085,040
                                                                                           ---------------
TOTAL INVESTMENTS -- 97.2%
  (IDENTIFIED COST $37,585,421) (i) ......................                                      27,926,988
    Cash and Other Assets, Less Liabilities -- 2.8% ......                                         815,166
                                                                                           ---------------
NET ASSETS -- 100% .......................................                                 $    28,742,154
                                                                                           ===============

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) All or a portion of income may be received as additional securities.
(d) Floating Rate Bond: Coupon is six month London Interbank Offered Rate (LIBOR) plus .8125%.
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)  Company in Chapter 11 Bankruptcy.
(g) Security in default.
(h) Non-income producing security.
(i) At September 30, 1998, the net unrealized depreciation on investments based on cost of $37,584,717 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $215,537 and $9,873,266, respectively, resulting in net unrealized depreciation of $9,657,729.

     Key to Abbreviations:

ADR:        American Depositary Receipt
CAD:        Canadian Dollar
GDS:        Global Depositary Shares
USD:        United States Dollar

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

LOOMIS SAYLES INTERMEDIATE DURATION
FIXED INCOME FUND
Portfolio of Investments -- as of September 30, 1998

                                                                       Face
                                                                      Amount             Value (a)
-----------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 97.9% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 97.9%
Banks/Savings & Loans -- 5.8%
  BankAmerica Corp., 7.200%, 4/15/06 ............................      $ 50,000       $        54,482
  Capital One Bank, 6.375%, 2/15/03 .............................       590,000               590,466
                                                                                      ---------------
                                                                                              644,948
                                                                                      ---------------
Financial Services -- 18.9%
  Asset Securitization Corp., 7.010%, 10/13/26 ..................       435,173               450,995
  Associates Manufactured Housing, 6.275%, 3/15/28 ..............       450,000               456,966
  Commercial Credit Co., 6.500%, 6/01/05 ........................        50,000                51,759
  EQCC Home Equity Loan Trust, 5.150%, 9/15/08 ..................       127,645               126,474
  Ford Motor Credit Co., 7.500%, 1/15/03 ........................        50,000                54,147
  Household Finance Corp., 5.875%, 9/25/04 ......................       450,000               454,473
  Nomura Asset Securities Corp., 6.280%, 3/17/28 ................       483,926               498,424
                                                                                      ---------------
                                                                                            2,093,238
                                                                                      ---------------
Foreign Government/Agency -- 8.5%
  Government of Poland, 4.000%, 10/27/14 (step to 5.000%
    on 10/27/98) (b) ............................................       575,000               492,372
  Republic of South Africa, 8.375%, 10/17/06 ....................       550,000               451,000
                                                                                      ---------------
                                                                                              943,372
                                                                                      ---------------
Foreign Issuer -- 5.7%
  Enersis SA, 6.900%, 12/01/06 ..................................        50,000                42,309
  Perez Companc SA, 8.125%, 7/15/07 144A (c) ....................       525,000               425,250
  Tenaga Nasional Berhad, 7.625%, 4/29/07 144A (c) ..............       325,000               156,000
                                                                                      ---------------
                                                                                              623,559
                                                                                      ---------------
Government Agencies -- 2.1%
  Federal National Mortgage Association, 5.500%, 4/25/06 ........       150,000               150,750
  Federal National Mortgage Association, 6.500%, 2/01/11 ........        73,676                75,264
                                                                                      ---------------
                                                                                              226,014
                                                                                      ---------------
Health Care -- Products -- 2.3%
  Bausch & Lomb, Inc., 6.500%, 8/01/05 ..........................       250,000               255,573
                                                                                      ---------------
Oil & Gas -- 7.5%
  Pioneer Natural Resources Co., 6.500%, 1/15/08 ................       400,000               377,152
  R & B Falcon Corp., 6.500%, 4/15/03 ...........................       450,000               453,550
                                                                                      ---------------
                                                                                              830,702
                                                                                      ---------------
Real Estate Investment Trusts -- 19.1%
  American Health Properties, Inc., 7.050%, 1/15/02 .............       525,000               530,397
  Highwoods Realty LP, 6.750%, 12/01/03 .........................       500,000               499,090
  Oasis Residential, Inc., 6.750%, 11/15/01 .....................       500,000               508,590
  Trinet Corporate Realty Trust, Inc., 6.750%, 3/01/03 ..........       550,000               575,822
                                                                                      ---------------
                                                                                            2,113,899
                                                                                      ---------------
Securities -- 4.9%
  Lehman Brothers Holdings, Inc., 7.125%, 9/15/03 ...............       540,000               544,968
                                                                                      ---------------
Telecommunications -- 5.2%
  TCI Communications, Inc., 6.875%, 2/15/06 .....................       525,000               569,032
                                                                                      ---------------
Textile & Apparel -- 1.8%
  Tommy Hilfiger Corp., 6.500%, 6/01/03 .........................       200,000               201,300
                                                                                      ---------------
Tobacco -- 4.7%
  RJR Nabisco, Inc., 7.625%, 9/15/03 ............................       525,000               520,328
                                                                                      ---------------
Trucking & Leasing -- 3.4% Amerco, 7.490%, 9/18/01 ..............       350,000               370,108
                                                                                      ---------------
U.S. Government -- 2.9%
  U.S. Treasury Notes, 5.250%, 8/15/03 ..........................       100,000               104,469
  U.S. Treasury Notes, 5.625%, 12/31/02 .........................       100,000               104,875
  U.S. Treasury Notes, 5.875%, 2/15/04 ..........................        75,000                80,332
  U.S. Treasury Notes, 6.000%, 10/15/99 .........................        25,000                25,344
                                                                                      ---------------
                                                                                              315,020
                                                                                      ---------------
Utilities -- 5.1%
  KN Energy, Inc., 6.450%, 3/01/03 ..............................       550,000               565,312
                                                                                      ---------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $11,021,836)................................                          10,817,373
                                                                                      ---------------
  TOTAL BONDS AND NOTES
    (Identified Cost $11,021,836)................................                          10,817,373
                                                                                      ---------------
TOTAL INVESTMENTS -- 97.9%
  (IDENTIFIED COST $11,021,836) }D{ .............................                          10,817,373
    Cash and Other Assets, Less Liabilities -- 2.1% .............                             236,284
                                                                                      ---------------
NET ASSETS -- 100% ..............................................                     $    11,053,657
                                                                                      ===============

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) At September 30, 1998, the net unrealized depreciation on investments based on cost of $11,021,836 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $172,275 and $376,738, respectively, resulting in net unrealized depreciation of $204,463.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
Portfolio of Investments -- as of September 30, 1998

                                                                         Face
                                                                        Amount               Value (a)
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 93.3% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 85.4%
Air Transport -- 3.6%
  Atlas Air, Inc., 7.680%, 1/02/14 ......................  USD            4,000,000       $      4,274,280
                                                                                          ----------------
Banks/Savings & Loans -- 1.4%
  First Union Institutional Trust, 7.850%, 1/01/27 ......                 1,000,000              1,069,270
  First Union Institutional Trust, 8.040%, 12/01/26                         500,000                550,296
                                                                                          ----------------
                                                                                                 1,619,566
                                                                                          ----------------
Canadian -- 17.5%
  Canadian Government, Zero Coupon Bond,
    6/01/21 .............................................  CAD              750,000                148,564
  Canadian Government, Zero Coupon Bond,
    6/01/25 .............................................                31,550,000              5,111,731
  Hydro Quebec, Zero Coupon Bond, 8/15/20 ...............                 7,500,000              1,257,255
  MacMillan Bloedel Ltd., 7.700%, 2/15/26 ...............  USD              305,000                297,537
  Milit-Air, Inc., 5.750%, 6/30/19 144A (b) .............  CAD            1,800,000              1,199,528
  New Brunswick FM Project, Zero Coupon Bond, 11/30/27
    (step to 6.470% on 5/30/03) 144A (b) (c) ............                   500,000                248,860
  Ontario Hydro, 8.900%, 8/18/22 ........................                 1,175,000              1,071,853
  Province of Alberta, 5.930%, 9/16/16 ..................                   717,000                498,926
  Province of British Columbia, Zero Coupon Bond, 8/23/13                 5,000,000              1,389,736
  Province of British Columbia, Zero Coupon Bond, 6/09/14                 1,000,000                265,224
  Province of British Columbia, Zero Coupon Bond, 9/05/20                 3,300,000                602,754
  Province of British Columbia, Zero Coupon Bond, 6/09/22                 4,000,000                659,518
  Province of British Columbia, Zero Coupon Bond, 8/19/22                 4,195,000                683,966
  Province of British Columbia, Zero Coupon Bond, 11/19/27                6,500,000                780,128
  Province of British Columbia, 8.000%, 9/08/23 .........                   750,000                625,844
  Province of Manitoba, 6.500%, 9/22/17 .................                 1,825,000              1,302,246
  Province of Manitoba, 7.750%, 12/22/25 ................                 3,100,000              2,604,996
  Province of Newfoundland, 6.150%, 4/17/28 .............                   500,000                331,202
  Province of Saskatchewan, Zero Coupon Bond, 4/10/14 ...  CAD            2,500,000                684,981
  Province of Saskatchewan, 8.750%, 5/30/25 .............                 1,250,000              1,138,301
                                                                                          ----------------
                                                                                                20,903,150
                                                                                          ----------------
Communications -- 0.2%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (c)               USD              575,000                273,125
                                                                                          ----------------
Computers -- 4.4%
  Seagate Technology, Inc., 7.370%, 3/01/07 .............                 2,000,000              1,994,140
  Seagate Technology, Inc., 7.450%, 3/01/37 .............                 3,000,000              3,007,050
  Seagate Technology, Inc., 7.875%, 3/01/17 .............                   200,000                190,752
  Streamlogic Corp., 14.000%, 10/07/98 (d) (e) ..........                     5,440                    272
                                                                                          ----------------
                                                                                                 5,192,214
                                                                                          ----------------
Electronics -- 0.2%
  Pioneer Standard Electronics, Inc.,
    8.500%, 8/01/06 .....................................                   250,000                261,458
                                                                                          ----------------
Entertainment -- 4.5%
  Time Warner Entertainment Co., 6.875%, 6/15/18                            410,000                423,661
  Time Warner Entertainment Co., 6.950%, 1/15/28                          2,250,000              2,338,493
  Time Warner Entertainment Co., 7.570%, 2/01/24                          2,300,000              2,551,781
                                                                                          ----------------
                                                                                                 5,313,935
                                                                                          ----------------
Foreign Government/Agency -- 4.5%
  New South Wales Treasury, Zero Coupon Bond, 11/23/20 ..  AUD            6,000,000              1,057,795
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (f) ....  USD            2,900,536              1,722,338
  Republic of South Africa, 8.500%, 6/23/17 .............                 1,125,000                641,250
  Republic of South Africa, 12.000%, 2/28/05 ............  ZAR            4,250,000                571,689
  Republic of South Africa, 12.500%, 12/21/06 ...........                 8,600,000              1,123,502
  Republic of South Africa, 13.000%, 8/31/10 ............                 1,500,000                198,377
                                                                                          ----------------
                                                                                                 5,314,951
                                                                                          ----------------
Foreign Issuer -- 9.6%
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 144A (b)   USD            2,250,000                971,010
  Embotelladora Andina SA, 7.000%, 10/01/07 .............                   700,000                580,671
  Enersis SA, 7.400%, 12/01/16 ..........................                 2,700,000              2,005,776
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A (b) ......                   100,000                 73,967
  Industrial Finance Corp. of Thailand,
    6.875%, 4/01/03 144A (b) ............................  USD              575,000                395,283
  Korea Electric Power Corp., 7.400%, 4/01/16 ...........                   476,135                308,426
  Pan Pacific Industrial Investment Plc, Zero Coupon
    Bond, 4/28/07 144A (b) ..............................                   825,000                261,220
  PDVSA Finance Ltd., 7.500%, 11/15/28 144A (b)                           2,000,000              1,643,040
  Perez Companc SA, 8.125%, 7/15/07 144A (b) ............                   350,000                283,500
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27 ..                   100,000                 34,600
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A (b)                 1,250,000                587,500
  Tata Electric Co., 8.500%, 8/19/17 144A (b) ...........                 1,500,000              1,061,250
  Telekom Malaysia Berhad, 7.875%, 8/01/25 144A (b) .....                 2,000,000              1,060,180
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (b) .....                 5,390,000              2,026,748
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 144A (b) ...................................                   150,000                 85,500
                                                                                          ----------------
                                                                                                11,378,671
                                                                                          ----------------
Government Agencies -- 2.5%
  Federal Home Loan Mortgage Corp.,
    6.000%, 4/15/28 .....................................                 1,000,000              1,008,750
  Federal National Mortgage Association, Zero Coupon
    Bond, 10/29/07 ......................................  NZD            6,850,000              2,011,148
                                                                                          ----------------
                                                                                                 3,019,898
                                                                                          ----------------
Health Care -- Products -- 0.8%
  Bausch & Lomb, Inc., 7.125%, 8/01/28 ..................  USD            1,000,000                986,350
                                                                                          ----------------
Health Care -- Services -- 1.1%
  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27 .......                 1,500,000              1,263,600
                                                                                          ----------------
Home Builders -- 2.4%
  Pulte Corp., 7.000%, 12/15/03 .........................                   188,000                194,200
  Pulte Corp., 7.300%, 10/24/05 .........................                   200,000                205,780
  Pulte Corp., 7.625%, 10/15/17 .........................                 2,500,000              2,476,975
                                                                                          ----------------
                                                                                                 2,876,955
                                                                                          ----------------
Insurance -- 0.2%
  Loews Corp., 7.000%, 10/15/23 .........................  USD              250,000                247,990
                                                                                          ----------------
Oil & Gas -- 4.4%
  Mitchell Energy & Development Corp., 6.750%, 2/15/04 ..                   300,000                302,739
  Pioneer Natural Resources Co., 7.200%, 1/15/28 ........                 1,000,000                872,920
  R & B Falcon Corp., 7.375%, 4/15/18 ...................                 2,750,000              2,615,580
  Seagull Energy Corp., 7.500%, 9/15/27 .................                 1,600,000              1,449,424
                                                                                          ----------------
                                                                                                 5,240,663
                                                                                          ----------------
Paper Products -- 0.6%
  Mead Corp., 7.125%, 8/01/25 ...........................                   250,000                240,068
  Westvaco Corp., 7.000%, 8/15/23 .......................                   500,000                476,330
                                                                                          ----------------
                                                                                                   716,398
                                                                                          ----------------
Rail -- Transport -- 0.0%
  Missouri Pacific Railroad Co., 5.000%, 1/01/45 ........                    50,000                 31,000
                                                                                          ----------------
Real Estate Investment Trusts -- 6.8%
  AMB Property Corp., 7.500%, 6/30/18 ...................                 1,000,000                959,200
  Camden Property Trust, 7.000%, 11/15/06 ...............                   500,000                501,055
  First Industrial, 7.500%, 12/01/17 ....................                 2,500,000              2,575,292
  First Industrial, 7.600%, 7/15/28 .....................                 1,250,000              1,177,363
  Highwoods Realty LP, 7.500%, 4/15/18 ..................                 1,000,000                949,120
  Security Capital Group, Inc., 7.700%, 6/15/28 144A (b)                  1,000,000                942,500
  Susa Partnership LP, 7.500%, 12/01/27 .................                   500,000                463,000
  Trinet Corporate Realty Trust, Inc., 7.700%, 7/15/17 ..                   500,000                479,950
                                                                                          ----------------
                                                                                                 8,047,480
                                                                                          ----------------
Retail -- General -- 0.4%
  Woolworth Corp., 8.500%, 1/15/22 ......................                   500,000                493,785
                                                                                          ----------------
Securities -- 1.2%
  Lehman Brothers, Inc., 6.625%, 2/15/08 ................                 1,500,000              1,441,005
                                                                                          ----------------
Supranational -- 3.1%
  International Bank for Reconstruction & Development,
    Zero Coupon Bond, 8/20/07 ...........................  NZD            9,650,000              2,812,924
  International Bank for Reconstruction & Development,
    8.000%, 5/23/07 .....................................                 1,505,000                835,187
                                                                                          ----------------
                                                                                                 3,648,111
                                                                                          ----------------
Taxable Municipal -- 0.7%
  Orange County, California Pension Obligation, Zero
    Coupon Bond, 9/01/16 ................................  USD            2,500,000                834,250
                                                                                          ----------------
Telecommunications -- 3.8%
  TCI Communications, Inc., 7.125%, 2/15/28 .............                   975,000              1,065,519
  TCI Communications, Inc., 7.875%, 2/15/26 .............                 2,970,000              3,502,194
                                                                                          ----------------
                                                                                                 4,567,713
                                                                                          ----------------
Textile & Apparel -- 1.4%
  Burlington Industries, Inc., 7.250%, 8/01/27 ..........                   250,000                255,540
  Fruit of the Loom, Inc., 7.375%, 11/15/23 .............                   550,000                462,985
  Kellwood Co., 7.625%, 10/15/17 ........................                 1,000,000                976,210
                                                                                          ----------------
                                                                                                 1,694,735
                                                                                          ----------------
Tobacco -- 5.4%
  Philip Morris Cos., Inc., 7.750%, 1/15/27 .............                 2,850,000              3,085,011
  RJR Nabisco, Inc., 7.625%, 9/15/03 ....................                   500,000                495,550
  RJR Nabisco, Inc., 8.500%, 7/01/07 ....................                 1,000,000              1,005,390
  RJR Nabisco, Inc., 8.750%, 8/15/05 ....................                   150,000                152,546
  RJR Nabisco, Inc., 9.250%, 8/15/13 ....................                 1,650,000              1,667,110
                                                                                          ----------------
                                                                                                 6,405,607
                                                                                          ----------------
Transportation -- 0.4%
  American President Cos. Ltd., 7.125%, 11/15/03 ........                   500,000                426,650
  American President Cos. Ltd., 8.000%, 1/15/24 .........                   100,000                 73,744
                                                                                          ----------------
                                                                                                   500,394
                                                                                          ----------------
U.S. Government -- 0.6%
  U.S. Treasury Strips, Zero Coupon Bond, 8/15/20 .......                 2,500,000                766,300
                                                                                          ----------------
Utilities -- 3.7%
  Boston Edison Co., 7.800%, 3/15/23 ....................                   250,000                272,646
  Comed Financing II, 8.500%, 1/15/27 ...................                 1,000,000              1,077,540
  Commonwealth Edison Co., 4.750%, 12/01/11 .............                   135,000                125,273
  KN Capital Trust, 7.630%, 4/15/28 .....................                 2,000,000              1,927,474
  KN Energy, Inc., 7.250%, 3/01/28 ......................                 1,000,000                989,380
                                                                                          ----------------
                                                                                                 4,392,313
                                                                                          ----------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $104,438,042) ......................                                      101,705,897
                                                                                          ----------------
CONVERTIBLE BONDS -- 7.9%
Chemicals -- Major -- 0.1%
  FMC Corp., 6.750%, 1/16/05 ............................  USD              170,000                158,950
                                                                                          ----------------
Computers -- 0.1%
  Maxtor Corp., 5.750%, 3/01/12 .........................                   150,000                 87,000
                                                                                          ----------------
Diversified Operations -- 0.5%
  Ogden Corp., 5.750%, 10/20/02 .........................                   600,000                580,500
                                                                                          ----------------
Electronics -- 0.1%
  Lam Research Corp., 5.000%, 9/01/02 ...................                   100,000                 77,750
  Richardson Electronics Ltd., 7.250%, 12/15/06 .........                    50,000                 37,000
  Zenith Corp., 6.250%, 4/01/11 (d) .....................                    71,000                 21,655
                                                                                          ----------------
                                                                                                   136,405
                                                                                          ----------------
Environmental Services -- 1.2%
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A (b) ......                 1,650,000              1,425,187
                                                                                          ----------------
Foreign Issuer -- 1.8%
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 .........                   500,000                132,500
  Banpu Public Co., 2.750%, 4/10/03 .....................                   500,000                315,000
  Burns, Philp, 5.500%, 4/30/04 .........................                   590,000                300,900
  Empresas ICA Sociedad, 5.000%, 3/15/04 ................                   100,000                 66,500
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ...............                 1,150,000                230,000
  Samsung Corp., 0.250%, 6/26/06 ........................                   245,000                210,700
  Samsung Display Devices, 0.250%, 3/12/06 ..............                   260,000                211,900
  Siam Commercial Bank Public Co., 3.250%, 1/24/04 ......                   100,000                 27,000
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04 ....                   100,000                 46,500
  Telekom Malaysia Berhad, 4.000%, 10/03/04 .............                 1,075,000                580,500
                                                                                          ----------------
                                                                                                 2,121,500
                                                                                          ----------------
Freight Transportation -- 0.2%
  Builders Transportation, Inc.,
    6.500%, 5/01/11 (d) (e) .............................                   129,000                    161
  Worldway Corp., 6.250%, 4/15/11 .......................                   250,000                205,000
                                                                                          ----------------
                                                                                                   205,161
                                                                                          ----------------
Health Care -- Drugs -- 0.0%
  NABI, Inc., 6.500%, 2/01/03 ...........................                   100,000                 59,375
                                                                                          ----------------
Insurance -- 1.3%
  Loews Corp., 3.125%, 9/15/07 ..........................  USD            1,900,000               1,510,500
                                                                                          ----------------
Machinery -- 0.1%
  Intevac, Inc., 6.500%, 3/01/04 ........................                   100,000                 69,750
                                                                                          ----------------
Multi-Industry -- 0.8%
  Thermo Instrument Systems, Inc.,
    4.500%, 10/15/03 144A (b) ...........................                 1,100,000                919,875
                                                                                          ----------------
Oil & Gas -- 0.5%
  Baker Hughes, Inc., Zero Coupon Bond, 5/05/08 .........                   470,000                310,200
  Houston Industries, Inc., 6.000%, 3/15/12 .............                   335,000                321,600
                                                                                          ----------------
                                                                                                   631,800
                                                                                          ----------------
Publishing -- 0.4%
  Scholastic Corp., 5.000%, 8/15/05 144A (b) ............                   540,000                498,150
                                                                                          ----------------
Real Estate Investment Trusts -- 0.6%
  Federal Realty Investors Trust, 5.250%, 10/28/03 ......                   835,000                776,550
                                                                                          ----------------
Restaurants -- 0.2%
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 .............                   525,000                234,938
                                                                                          ----------------
Retail -- Specialty -- 0.0%
  CML Group, Inc., 5.500%, 1/15/03 ......................                    50,000                 12,500
                                                                                          ----------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $11,593,303) .......................                                        9,428,141
                                                                                          ----------------
  TOTAL BONDS AND NOTES
    (Identified Cost $116,031,345) ......................                                      111,134,038
                                                                                          ----------------

                                                                        Shares               Value (a)
----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.7% OF NET ASSETS

Chemicals -- Major -- 0.1%
  E.I. du Pont DeNemours & Co., $3.50 ...................                     2,200                158,950
                                                                                          ----------------
Metals -- 0.2%
  Aluminum Co. of America, $3.75 ........................                     3,350                248,947
                                                                                          ----------------
Oil & Gas -- 0.3%
  Weatherford International, Inc., 5.000% ...............                    10,000                320,000
                                                                                          ----------------
Utilities -- 1.1%
  Arizona Public Service Co., $2.36 .....................                       246                 10,435
  Arizona Public Service Co., $2.40 .....................                       263                 11,276
  Cleco Corp., 4.750% ...................................                       850                 76,713
  Connecticut Light & Power Co., $2.00 ..................                     8,895                266,850
  Connecticut Light & Power Co., $2.20 ..................                       263                  7,956
  Dayton Power & Light Co., 3.750% ......................                       701                 44,163
  Del Marva Power & Light Co., 4.000% ...................                       350                 24,150
  Illinois Power Co., 4.080% ............................                       400                 15,600
  Illinois Power Co., 4.200% ............................                       100                  3,956
  Jersey Central Power & Light Co., 4.000% ..............                     3,510                238,680
  MDU Resources Group, Inc., 5.100% .....................                     1,020                102,255
  Northern Indiana Public Service Co., 4.250% ...........                     2,110                154,821
  Northern States Power Co., $4.08 ......................                        50                  4,000
  Northern States Power Co., $4.10 ......................                       100                  8,000
  Public Service Electric & Gas Co., 4.080% .............                       300                 21,900
  San Diego Gas & Electric Co., 4.500% ..................                       100                  1,731
  Southern California Edison Co., 4.240% ................                     5,700                115,425
  Southern California Edison Co., 4.320% ................                     8,080                151,500
                                                                                          ----------------
                                                                                                 1,259,411
                                                                                          ----------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,675,715) ........................                                        1,987,308
                                                                                          ----------------
WARRANTS -- 0.0% OF NET ASSETS

Computers -- 0.0%
  Streamlogic Corp. expiring 10/7/01 (d) (g) ............                        48                      0
                                                                                          ----------------
  TOTAL WARRANTS
    (Identified Cost $0) ................................                                                0
                                                                                          ----------------

                                                                         Face
                                                                        Amount               Value (a)
----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.6% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust
    Co., dated 9/30/98 at 4.750% to be repurchased at
    $4,332,572 on 10/01/98 collateralized by $3,675,000
    U.S. Treasury Bond, 6.500%, due 11/15/26 with a value
    of $4,424,355 .......................................  USD            4,332,000              4,332,000
                                                                                          ----------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $4,332,000) ........................                                        4,332,000
                                                                                          ----------------
TOTAL INVESTMENTS -- 98.6%
  (IDENTIFIED COST $122,039,060) (h) ....................                                      117,453,346
Cash and Other Assets, Less Liabilities -- 1.4%                                                  1,630,642
                                                                                          ----------------
NET ASSETS -- 100% ......................................                                 $    119,083,988
                                                                                          ================

(a) See Note 1.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(d) Company in Chapter 11 Bankruptcy.
(e) Security in default.
(f)  All or a portion of income may be received as additional securities.
(g) Non-income producing security.
(h) At September 30, 1998, the net unrealized depreciation on investments based on cost of $122,095,303 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,023,745 and $10,665,702, respectively, resulting in net unrealized depreciation of $4,641,957.
     Key to Abbreviations:

AUD:        Australian Dollar
CAD:        Canadian Dollar
NZD:        New Zealand Dollar
USD:        United States Dollar
ZAR:        South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1998

                                                               California Tax-      Core
                                                                Free Income     Fixed Income
                                                                    Fund            Fund
                                                                 -----------     -----------
ASSETS
  Investments at value .....................................     $19,647,584     $19,046,079
  Cash .....................................................             634          36,371
  Receivable for:
    Fund shares sold .......................................               0               0
    Securities sold ........................................               0               0
    Dividend and interest -- net ...........................         304,242         278,701
    Foreign tax reclaim ....................................               0               0
  Due from the adviser (Note 3) ............................          15,601          11,939
  Other assets (Note 1I) ...................................               0           6,162
                                                                 -----------     -----------
                                                                  19,968,061      19,379,252
                                                                 -----------     -----------
LIABILITIES
  Payable for:
    Securities purchased ...................................         313,649               0
    Fund shares redeemed ...................................               0               0
    Foreign taxes ..........................................               0               0
  Payable to Custodian bank ................................               0               0
  Accrued expenses:
    Management fees (Note 3) ...............................           7,993           7,978
    Trustee's fees (Note 3A) ...............................             268             268
    Administrative fees ....................................             791             845
  Other ....................................................          27,243          29,405
                                                                 -----------     -----------
                                                                     349,944          38,496
                                                                 -----------     -----------
NET ASSETS .................................................     $19,618,117     $19,340,756
                                                                 ===========     ===========
  Net Assets consist of:
    Capital paid in ........................................     $18,759,855     $17,596,308
    Undistributed (or Distributions in excess of) net
      investment income ....................................               0         838,191
    Accumulated net realized gain (loss) ...................          (2,744)        183,884
    Unrealized appreciation (depreciation) on investments
      and foreign currency -- net ..........................         861,006         722,373
                                                                 -----------     -----------
NET ASSETS .................................................     $19,618,117     $19,340,756
                                                                 ===========     ===========
Shares of beneficial interest outstanding, no par value ....       1,852,362       1,683,156
                                                                 ===========     ===========
Net asset value and redemption price per share
  (Net assets/shares of beneficial interest outstanding) ...     $     10.59     $     11.49
Identified cost of investments .............................     $18,786,578     $18,323,706
                                                                 ===========     ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

                                                                             Intermediate
    Core               Fixed           High Yield          Duration        Investment Grade
   Growth              Income         Fixed Income       Fixed Income        Fixed Income
    Fund                Fund              Fund               Fund               Fund
-------------      -------------      -------------      -------------      -------------

$  21,205,424      $ 244,502,292      $  27,926,988      $  10,817,373      $ 117,453,346
          172                609                  0             82,108                983

            0            534,970                  0                  0          1,069,940
      139,352          1,287,499            249,931             34,503            965,624
       15,521          3,976,890            655,120            148,079          1,975,459
          675                  0                  0                  0                  0
       12,675             22,483             17,713              7,900             22,520
            0                  0                  0                  0                  0
-------------      -------------      -------------      -------------      -------------
   21,373,819        250,324,743         28,849,752         11,089,963        121,487,872
-------------      -------------      -------------      -------------      -------------

      428,578          1,741,013                  0                  0          2,318,126
            0             81,000                  0                  0                  0
          220                  0                957                  0                  0
            0                  0             53,702                  0                  0

        8,430             99,933             14,049              3,629             35,861
          268                268                268                242                269
          797              9,478              1,164                515              4,193
       25,754             64,453             37,458             31,920             45,435
-------------      -------------      -------------      -------------      -------------
      464,047          1,996,145            107,598             36,306          2,403,884
-------------      -------------      -------------      -------------      -------------
$  20,909,772      $ 248,328,598      $  28,742,154      $  11,053,657      $ 119,083,988
=============      =============      =============      =============      =============

$  12,840,857      $ 247,703,228      $  34,967,994      $  11,205,240      $ 122,305,398

      152,304         11,377,041          2,622,455             97,596            158,069
    6,000,470          4,867,991            810,147            (44,716)         1,205,817

    1,916,141        (15,619,662)        (9,658,442)          (204,463)        (4,585,296)
-------------      -------------      -------------      -------------      -------------
$  20,909,772      $ 248,328,598      $  28,742,154      $  11,053,657      $ 119,083,988
=============      =============      =============      =============      =============
    1,538,347         19,912,166          3,415,768          1,120,455         10,430,242
=============      =============      =============      =============      =============

$       13.59      $       12.47      $        8.41      $        9.87      $       11.42
$  19,289,271      $ 260,121,137      $  37,585,421      $  11,021,836      $ 122,039,060
=============      =============      =============      =============      =============

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 1998

                                                                California Tax-     Core
                                                                 Free Income     Fixed Income
                                                                    Fund            Fund
                                                                 -----------     -----------
INVESTMENT INCOME
  Dividends* ...............................................     $         0     $         0
  Interest .................................................         686,636         932,499
                                                                 -----------     -----------
                                                                     686,636         932,499
                                                                 -----------     -----------
  Expenses
    Management fees (Note 3) ...............................          66,039          69,281
    Trustee's fees and expenses (Note 3A) ..................             942             942
    Administrative fees ....................................           6,020           7,280
    Custodian and accounting fees ..........................          37,755          34,350
    Transfer agent fees ....................................          16,671          10,519
    Audit and tax services fees ............................          17,307          14,997
    Registration fees ......................................          12,635          21,357
    Amortization of organization expenses (Note 1I) ........               0           1,828
    Other expenses .........................................          18,492          15,232
                                                                 -----------     -----------
    Total expenses .........................................         175,861         175,786
    Less expenses waived and reimbursed by the investment
      adviser (Note 3) .....................................         (90,006)        (85,691)
                                                                 -----------     -----------
    Net expenses ...........................................          85,855          90,095
                                                                 -----------     -----------
  Net investment income ....................................         600,781         842,404
                                                                 -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
    Net realized gain (loss) on investments and foreign
      currency .............................................          10,232         180,769
    Change in unrealized appreciation (depreciation) on
      investments and foreign currency .....................         320,052         376,200
                                                                 -----------     -----------
    Net realized gain (loss) and change in unrealized
      appreciation (depreciation) ..........................         330,284         556,969
                                                                 -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......     $   931,065     $ 1,399,373
                                                                 ===========     ===========

* Net of foreign withholding taxes of $4,064 and $2,872 for the Core Growth and  High Yield
  Fixed Income Funds, respectively.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

                                                                             Intermediate
    Core               Fixed            High Yield         Duration        Investment Grade
   Growth             Income           Fixed Income      Fixed Income        Fixed Income
    Fund               Fund                Fund              Fund               Fund
-------------      -------------      -------------      -------------      -------------
$     209,405      $     176,009      $     152,250      $           0      $      69,187
       76,421         12,241,287          2,651,467            496,454          5,504,375
-------------      -------------      -------------      -------------      -------------
      285,826         12,417,296          2,803,717            496,454          5,573,562
-------------      -------------      -------------      -------------      -------------

      102,595            774,225            147,356             29,959            301,182
          942                942                942                912                942
       10,128             70,720             12,047              3,435             37,008
       32,122             92,750             44,148             20,612             63,606
        8,675             16,248              7,566              5,261             10,805
       21,407             27,909             32,007             15,472             25,907
       15,323             50,478             19,855             12,762             27,875
            0                  0                  0                  0                  0
       19,922             25,030             11,414             11,416             23,819
-------------      -------------      -------------      -------------      -------------
      211,114          1,058,302            275,335             99,829            491,144

      (77,607)           (51,944)           (91,510)           (58,465)           (77,026)
-------------      -------------      -------------      -------------      -------------
      133,507          1,006,358            183,825             41,364            414,118
-------------      -------------      -------------      -------------      -------------
      152,319         11,410,938          2,619,892            455,090          5,159,444
-------------      -------------      -------------      -------------      -------------

    6,023,380          4,856,929            813,298            (44,716)         1,166,768

   (1,620,971)       (20,391,296)        (8,655,085)          (204,463)        (6,968,292)
-------------      -------------      -------------      -------------      -------------

    4,402,409        (15,534,367)        (7,841,787)          (249,179)        (5,801,524)
-------------      -------------      -------------      -------------      -------------
$   4,554,728      $  (4,123,429)     $  (5,221,895)     $     205,911      $    (642,080)
=============      =============      =============      =============      =============

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1997

                                                               California Tax-
                                                                 Free Income
                                                                    Fund
                                                                 -----------
INVESTMENT INCOME
  Dividends* ...............................................     $         0
  Interest .................................................         817,538
                                                                 -----------
                                                                     817,538
                                                                 -----------
  Expenses
    Management fees (Note 3) ...............................          77,450
    Trustee's fees and expenses (Note 3A) ..................           1,424
    Administrative fees ....................................          10,983
    Custodian and accounting fees ..........................          45,134
    Transfer agent fees ....................................          19,435
    Audit and tax services fees ............................          15,643
    Registration fees ......................................          35,475
    Amortization of organization expenses (Note 1I) ........               0
    Other expenses .........................................          12,457
                                                                 -----------
    Total expenses .........................................         218,001
    Less expenses waived and reimbursed by the investment
      adviser (Note 3) .....................................        (117,260)
                                                                 -----------
    Net expenses ...........................................         100,741
                                                                 -----------
  Net investment income ....................................         716,797
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on investments and foreign currency ..          20,418
    Change in unrealized appreciation (depreciation) on
      investments and foreign currency .....................         367,627
                                                                 -----------
    Net realized gain (loss) and change in unrealized
      appreciation
      (depreciation) .......................................         388,045
                                                                 -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................     $ 1,104,842
                                                                 ===========

*Net of foreign witholding taxes of $5,004, $982, and $576 for the Core
 Growth, Fixed Income, and High Yield Fixed Income Funds, respectively.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------------------------------------

    Core                Core             Fixed            High Yield      Investment Grade
Fixed Income           Growth            Income          Fixed Income       Fixed Income
    Fund                Fund              Fund               Fund               Fund
-------------      -------------      -------------      -------------      -------------
$           0      $     418,649      $     373,312      $     124,243      $      94,088
      619,238             74,365          9,068,854          1,867,273          4,503,902
-------------      -------------      -------------      -------------      -------------
      619,238            493,014          9,442,166          1,991,516          4,597,990
-------------      -------------      -------------      -------------      -------------

       44,126            162,506            574,496            125,297            244,179
        1,424              1,424              1,424              1,424              1,424
        6,091             15,789             47,585             11,953             27,462
       38,347             36,910             87,788             41,518             64,885
        9,056             10,750             15,754              7,446             14,114
       10,003             13,573             15,622             10,200             15,623
       37,962             34,312             37,370             34,834             36,213
        2,409                  0                  0                  0                  0
       10,173             14,735             27,297             11,313             17,519
-------------      -------------      -------------      -------------      -------------
      159,591            289,999            807,336            243,985            421,419
     (102,202)           (78,709)           (60,854)           (88,172)           (85,697)
-------------      -------------      -------------      -------------      -------------
       57,389            211,290            746,482            155,813            335,722
-------------      -------------      -------------      -------------      -------------
      561,849            281,724          8,695,684          1,835,703          4,262,268
-------------      -------------      -------------      -------------      -------------

       38,487          3,075,110          2,909,561          1,091,157          1,023,968

      257,800            601,974          1,883,711         (1,050,300)           704,886
-------------      -------------      -------------      -------------      -------------

      296,287          3,677,084          4,793,272             40,857          1,728,854
-------------      -------------      -------------      -------------      -------------
$     858,136      $   3,958,808      $  13,488,956      $   1,876,560      $   5,991,122
=============      =============      =============      =============      =============

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      California Tax-Free Income Fund
                                                  ----------------------------------------------------------------------
                                                  Nine Months Ended            Year Ended                Year Ended
                                                  September 30, 1998        December 31, 1997          December 31, 1996
                                                  ------------------        -----------------          -----------------
FROM OPERATIONS
 Net investment income .................              $   600,781               $   716,797               $   485,327
 Net realized gain (loss) on investments
  and foreign currency .................                   10,232                    20,418                    12,506
 Change in unrealized appreciation
  (depreciation) on investments and
  foreign currency .....................                  320,052                   367,627                    (7,191)
                                                      -----------               -----------               -----------
 Increase (decrease) in net assets from
   operations ..........................                  931,065                 1,104,842                   490,642
                                                      -----------               -----------               -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income .................                 (610,963)                 (719,537)                 (476,675)
 Net realized gain on investments ......                        0                   (41,370)                   (6,098)
                                                                                                          -----------
    Total distributions ................                 (610,963)                 (760,907)                 (482,773)
                                                      -----------               -----------               -----------
FROM CAPITAL SHARE
 TRANSACTIONS
 Proceeds from the sale of shares ......                2,777,897                 3,727,583                 5,559,420
 Net asset value of shares issued in
   connection with the reinvestment of
   distributions .......................                  105,335                   127,165                    92,426
 Cost of shares redeemed ...............                 (407,000)                 (836,438)                  (80,000)
                                                      -----------               -----------               -----------
 Increase (decrease) in net
  assets derived from capital
  share transactions ...................                2,476,232                 3,018,310                 5,571,846
                                                      -----------               -----------               -----------
    Total increase (decrease) in
     net assets ........................                2,796,334                 3,362,245                 5,579,715

NET ASSETS
 Beginning of period ...................               16,821,783                13,459,538                 7,879,823
                                                      -----------               -----------               -----------
 End of period .........................              $19,618,117               $16,821,783               $13,459,538
                                                      ===========               ===========               ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 End of period .........................              $         0               $     6,408               $     9,074
                                                      ===========               ===========               ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares ........                  266,053                   364,171                   549,758
 Issued in connection with the
  reinvestment of distributions ........                   10,101                    12,386                     9,135
 Redeemed ..............................                  (39,014)                  (82,667)                   (7,835)
                                                      -----------               -----------               -----------
 Net change ............................                  237,140                   293,890                   551,058
                                                      ===========               ===========               ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          Core Fixed Income Fund
                                                  ----------------------------------------------------------------------
                                                  Nine Months Ended            Year Ended                Year Ended
                                                  September 30, 1998        December 31, 1997          December 31, 1996*
                                                  ------------------        -----------------          -----------------
FROM OPERATIONS
 Net investment income .................              $   842,404               $   561,849               $   236,276
 Net realized gain (loss) on investments
  and foreign currency .................                  180,769                    38,487                    (3,622)
 Change in unrealized appreciation
  (depreciation) on investments and
  foreign currency .....................                  376,200                   257,800                    88,373
                                                      -----------               -----------               -----------
 Increase (decrease) in net
  assets from operations ...............                1,399,373                   858,136                   321,027
                                                      -----------               -----------               -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income .................                        0                  (560,414)                 (234,245)
 Net realized gain on investments ......                     (811)                  (38,618)                        0
                                                      -----------               -----------               -----------
    Total distributions ................                     (811)                 (599,032)                 (234,245)
                                                      -----------               -----------               -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from the sale of shares ......                4,752,797                 9,230,953                 5,949,773
 Net asset value of shares issued in
  connection with the reinvestment of
  distributions ........................                      811                   599,032                   234,245
 Cost of shares redeemed ...............               (2,921,313)                 (250,000)                        0
                                                      -----------               -----------               -----------
 Increase (decrease) in net assets
   derived from capital share
   transactions ........................                1,832,295                 9,579,985                 6,184,018
                                                      -----------               -----------               -----------
    Total increase (decrease) in
     net assets ........................                3,230,857                 9,839,089                 6,270,800

NET ASSETS
 Beginning of period ...................               16,109,899                 6,270,810                        10
                                                      -----------               -----------               -----------
 End of period .........................              $19,340,756               $16,109,899               $ 6,270,810
                                                      ===========               ===========               ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 End of period .........................              $   838,191               $         0               $     2,031
                                                      ===========               ===========               ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares ........                  437,458                   860,234                   595,456
 Issued in connection with the
  reinvestment of distributions ........                       73                    56,248                    22,965
 Redeemed ..............................                 (265,932)                  (23,346)                        0
                                                      -----------               -----------               -----------
 Net change ............................                  171,599                   893,136                   618,421
                                                      ===========               ===========               ===========

*Commencement of operations on April 24, 1996.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          Core Growth Fund
                                                  ----------------------------------------------------------------------
                                                  Nine Months Ended            Year Ended                Year Ended
                                                  September 30, 1998        December 31, 1997          December 31, 1996
                                                  ------------------        -----------------          -----------------
FROM OPERATIONS
 Net investment income .................              $   152,319               $   281,724               $   198,013
 Net realized gain (loss) on investments
  and foreign currency .................                6,023,380                 3,075,110                  (334,718)
 Change in unrealized appreciation
  (depreciation) on investments and
  foreign currency .....................               (1,620,971)                  601,974                 2,755,618
                                                      -----------               -----------               -----------
Increase (decrease) in net
  assets from operations ...............                4,554,728                 3,958,808                 2,618,913
                                                      -----------               -----------               -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income .................                        0                  (284,442)                 (198,587)
 Net realized gain on investments ......                        0                (2,620,841)                        0
                                                      -----------               -----------               -----------
    Total distributions ................                        0                (2,905,283)                 (198,587)
                                                      -----------               -----------               -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from the sale of shares ......                1,842,263                12,883,954                14,625,426
 Net asset value of shares issued in
  connection with the reinvestment of
  distributions ........................                        0                 2,905,283                   198,587
 Cost of shares redeemed ...............              (24,030,786)                 (205,235)               (2,947,260)
                                                      -----------               -----------               -----------
 Increase (decrease) in net
  assets derived from capital
  share transactions ...................              (22,188,523)               15,584,002                11,876,753
                                                      -----------               -----------               -----------
    Total increase (decrease)
     in net assets .....................              (17,633,795)               16,637,527                14,297,079

NET ASSETS
 Beginning of period ...................               38,543,567                21,906,040                 7,608,961
                                                      -----------               -----------               -----------
 End of period .........................              $20,909,772               $38,543,567               $21,906,040
                                                      ===========               ===========               ===========

UNDISTRIBUTED NET INVESTMENT INCOME
 End of period .........................              $   152,304               $         0               $     1,831
                                                      ===========               ===========               ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares ........                  146,126                 1,009,708                 1,419,291
 Issued in connection with the
  reinvestment of distributions ........                        0                   241,472                    17,046
 Redeemed ..............................               (1,751,368)                  (15,943)                 (287,257)
                                                      -----------               -----------               -----------
 Net change ............................               (1,605,242)                1,235,237                 1,149,080
                                                      ===========               ===========               ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          Fixed Income Fund
                                                  ----------------------------------------------------------------------
                                                  Nine Months Ended            Year Ended                Year Ended
                                                  September 30, 1998        December 31, 1997          December 31, 1996
                                                  ------------------        -----------------          -----------------
FROM OPERATIONS
 Net investment income .................              $11,410,938               $ 8,695,684               $ 7,872,003
 Net realized gain (loss) on investments
  and foreign currency .................                4,856,929                 2,909,561                 3,866,845
 Change in unrealized appreciation
  (depreciation) on investments and
  foreign currency .....................              (20,391,296)                1,883,711                  (950,519)
                                                      -----------               -----------               -----------
 Increase (decrease) in net
  assets from operations ...............               (4,123,429)               13,488,956                10,788,329
                                                      -----------               -----------               -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income .................                        0                (8,861,805)               (7,817,191)
 Net realized gain on investments ......               (1,288,514)               (3,350,264)               (2,382,970)
                                                      -----------               -----------               -----------
    Total distributions ................               (1,288,514)              (12,212,069)              (10,200,161)
                                                      -----------               -----------               -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from the sale of shares ......               89,088,980                86,055,071                59,500,558
 Net asset value of shares issued in
  connection with the reinvestment of
  distributions ........................                1,273,620                11,967,763                 8,398,469
 Cost of shares redeemed ...............               (9,670,135)              (17,997,654)              (35,072,997)
                                                      -----------               -----------               -----------
 Increase (decrease) in net
  assets derived from capital
  share transactions ...................               80,692,465                80,025,180                32,826,030
                                                      -----------               -----------               -----------
    Total increase (decrease)
     in net assets .....................               75,280,522                81,302,067                33,414,198

NET ASSETS
 Beginning of period ...................              173,048,076                91,746,009                58,331,811
                                                      -----------               -----------               -----------
 End of period .........................              $248,328,598              $173,048,076              $91,746,009
                                                      ===========               ===========               ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 End of period .........................              $11,377,041               $    (8,315)              $   241,283
                                                      ===========               ===========               ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares ........                6,829,377                 6,599,478                 4,931,492
 Issued in connection with the
  reinvestment of distributions ........                   97,745                   947,050                   693,481
 Redeemed ..............................                 (755,557)               (1,401,398)               (2,859,895)
                                                      -----------               -----------               -----------
 Net change ............................                6,171,565                 6,145,130                 2,765,078
                                                      ===========               ===========               ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        High Yield Fixed Income Fund
                                                  ----------------------------------------------------------------------
                                                  Nine Months Ended            Year Ended                Year Ended
                                                  September 30, 1998        December 31, 1997          December 31, 1996
                                                  ------------------        -----------------          -----------------
FROM OPERATIONS
 Net investment income .................              $ 2,619,892               $ 1,835,703               $   160,475
 Net realized gain (loss) on investments
   and foreign currency ................                  813,298                 1,091,157                    13,644
 Change in unrealized appreciation
  (depreciation) on investments and
  foreign currency .....................               (8,655,085)               (1,050,300)                   46,943
                                                      -----------               -----------               -----------
 Increase (decrease) in net
  assets from operations ...............               (5,221,895)                1,876,560                   221,062
                                                      -----------               -----------               -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income .................                        0                (1,834,725)                 (160,804)
 Net realized gain on investments ......                 (281,055)                 (811,668)                  (13,677)
                                                      -----------               -----------               -----------
    Total distributions ................                 (281,055)               (2,646,393)                 (174,481)
                                                      -----------               -----------               -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from the sale of shares ......                8,622,000                23,895,000                 2,879,339
 Net asset value of shares
  issued in connection with the
  reinvestment of distributions ........                  255,838                 2,646,426                   174,481
 Cost of shares redeemed ...............               (3,504,738)                        0                         0
                                                      -----------               -----------               -----------
 Increase (decrease) in net assets
  derived from capital share transactions               5,373,100                26,541,426                 3,053,820
                                                      -----------               -----------               -----------
    Total increase (decrease) in
     net assets ........................                 (129,850)               25,771,593                 3,100,401

NET ASSETS
 Beginning of period ...................               28,872,004                 3,100,411                        10
                                                      -----------               -----------               -----------
 End of period .........................              $28,742,154               $28,872,004               $ 3,100,411
                                                      ===========               ===========               ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 End of period .........................              $ 2,622,455               $       704               $         0
                                                      ===========               ===========               ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares ........                  853,119                 2,304,814                   287,934
 Issued in connection with the
  reinvestment of distributions ........                   25,558                   264,639                    17,106
 Redeemed ..............................                 (337,403)                        0                         0
                                                      -----------               -----------               -----------
 Net change ............................                  541,274                 2,569,453                   305,040
                                                      ===========               ===========               ===========

*Commencement of operations on June 5, 1996.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                Intermediate
                                                                 Duration
                                                             Fixed Income Fund
                                                             -------------------
                                                              Nine Months Ended
                                                             September 30, 1998*
                                                             -------------------
FROM OPERATIONS
  Net investment income ....................................     $   455,090
  Net realized gain (loss) on investments and foreign
    currency ...............................................         (44,716)
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency .......................        (204,463)
                                                                 -----------
  Increase (decrease) in net assets from operations ........         205,911
                                                                 -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................................        (357,494)
  Net realized gain on investments .........................               0
                                                                 -----------
    Total distributions ....................................        (357,494)
                                                                 -----------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares .........................      11,888,529
  Net asset value of shares issued in connection with the
    reinvestment of distributions ..........................         357,494
  Cost of shares redeemed ..................................      (1,040,783)
                                                                 -----------
  Increase (decrease) in net assets derived from capital
    share transactions .....................................      11,205,240
                                                                 -----------
    Total increase (decrease) in net assets ................      11,053,657

NET ASSETS
  Beginning of period ......................................               0
                                                                 -----------
  End of period ............................................     $11,053,657
                                                                 ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period ............................................     $    97,596
                                                                 ===========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ...........................       1,188,441
  Issued in connection with the reinvestment of
    distributions ..........................................          35,799
  Redeemed .................................................        (103,785)
                                                                 -----------
  Net change ...............................................       1,120,455
                                                                 ===========

*Commencement of operations on January 28, 1998.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Investment Grade Fixed Income Fund
                                                  ----------------------------------------------------------------------
                                                  Nine Months Ended            Year Ended                Year Ended
                                                  September 30, 1998        December 31, 1997          December 31, 1996
                                                  ------------------        -----------------          -----------------
FROM OPERATIONS
 Net investment income .................              $ 5,159,444               $ 4,262,268               $ 2,262,850
 Net realized gain (loss) on investments
   and foreign currency ................                1,166,768                 1,023,968                   978,367
 Change in unrealized appreciation
  (depreciation) on investments and
  foreign currency .....................               (6,968,292)                  704,886                   214,006
                                                      -----------               -----------               -----------
 Increase (decrease) in net
  assets from operations ...............                 (642,080)                5,991,122                 3,455,223
                                                      -----------               -----------               -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income .................               (5,325,638)               (4,113,289)               (2,263,848)
 Net realized gain on investments ......                 (164,584)                 (884,327)                 (705,324)
                                                      -----------               -----------               -----------
    Total distributions ................               (5,490,222)               (4,997,616)               (2,969,172)
                                                      -----------               -----------               -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from the sale of shares ......               38,267,503                28,180,818                27,581,022
 Net asset value of shares issued in
  connection with the reinvestment of
  distributions ........................                4,469,734                 3,906,983                 1,972,592
 Cost of shares redeemed ...............                 (484,895)               (1,869,109)                 (103,745)
                                                      -----------               -----------               -----------
 Increase (decrease) in net
  assets derived from capital
  share transactions ...................               42,252,342                30,218,692                29,449,869
                                                      -----------               -----------               -----------
    Total increase (decrease)in net assets             36,120,040                31,212,198                29,935,920

NET ASSETS
 Beginning of period ...................               82,963,948                51,751,750                21,815,830
                                                      -----------               -----------               -----------
 End of period .........................              $119,083,988              $82,963,948               $51,751,750
                                                      ===========               ===========               ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 End of period .........................              $   158,069               $   166,580               $    43,660
                                                      ===========               ===========               ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares ........                3,216,464                 2,322,895                 2,335,474
 Issued in connection with the
  reinvestment of distributions ........                  375,920                   327,954                   169,546
 Redeemed ..............................                  (41,234)                 (154,352)                   (8,853)
                                                      -----------               -----------               -----------
 Net change ............................                3,551,150                 2,496,497                 2,496,167
                                                      ===========               ===========               ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,
                                                                                   California Tax-Free Income Fund
                                                                           ------------------------------------------------
                                                                              1998*        1997         1996         1995**
                                                                            --------     --------     --------     --------
Net asset value, beginning of period .................................      $  10.41     $  10.19     $  10.23     $  10.00
                                                                            --------     --------     --------     --------
Income from investment operations --
  Net investment income (loss) .......................................          0.35         0.47         0.46         0.26
  Net realized and unrealized gain (loss) on
    investments ......................................................          0.19         0.25        (0.04)        0.23
                                                                            --------     --------     --------     --------
    Total from investment operations .................................          0.54         0.72         0.42         0.49
                                                                            --------     --------     --------     --------
Less distributions --
  Dividends from net investment income ...............................         (0.36)       (0.47)       (0.45)       (0.26)
  Distributions from net realized capital gains ......................          0.00        (0.03)       (0.01)        0.00
                                                                            --------     --------     --------     --------
    Total distributions ..............................................         (0.36)       (0.50)       (0.46)       (0.26)
                                                                            --------     --------     --------     --------
Net asset value, end of period .......................................      $  10.59     $  10.41     $  10.19     $  10.23
                                                                            ========     ========     ========     ========
Total return (%)(a)(b) ...............................................           5.3          7.3          4.1          4.9
Net assets, end of period (000) ......................................      $ 19,618     $ 16,822     $ 13,460     $  7,880
Ratio of operating expenses to average net assets (%)(c)(d) ..........          0.65         0.65         0.65         0.65
Ratio of net investment income to average net assets (%)(c) ..........          4.55         4.62         4.58         5.30
Portfolio turnover rate (%)(a) .......................................            12           24           18           18

The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(c) ........................          1.33         1.41         1.26         1.62
Without giving effect to the voluntary expense limitations described in Note 3 to the Financial Statements net investment income per
  share would have been ..............................................      $   0.30     $   0.39     $   0.40     $   0.22

------------
  * For the nine months ended September 30, 1998.
 ** Commencement of operations on June 1, 1995.
(a) Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c) Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
    Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,
                                                                                               Core Fixed Income Fund
                                                                                         ----------------------------------
                                                                                          1998*         1997         1996**
                                                                                         --------     --------     --------
Net asset value, beginning of period ...........................................         $  10.66     $  10.14     $  10.00
                                                                                         --------     --------     --------
Income from investment operations --
  Net investment income (loss) .................................................             0.50         0.39         0.40
  Net realized and unrealized gain (loss) on investments .......................             0.33         0.55         0.13
                                                                                         --------     --------     --------
    Total from investment operations ...........................................             0.83         0.94         0.53
                                                                                         --------     --------     --------
Less distributions --
  Dividends from net investment income .........................................             0.00        (0.39)       (0.39)
  Distributions from net realized capital gains ................................            (0.00)(e)    (0.03)        0.00
                                                                                         --------     --------     --------
    Total distributions ........................................................            (0.00)       (0.42)       (0.39)
                                                                                                                   --------
Net asset value, end of period .................................................         $  11.49     $  10.66     $  10.14
                                                                                         ========     ========     ========
Total return (%)(a)(b) .........................................................              7.8          9.2          5.3
Net assets, end of period (000) ................................................         $ 19,341     $ 16,110     $  6,271
Ratio of operating expenses to average net assets (%)(c)(d) ....................             0.65         0.65         0.65
Ratio of net investment income to average net assets (%)(c) ....................             6.08         6.34         6.21
Portfolio turnover rate (%)(a) .................................................               45           59           34

The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the Financial Statements
  would have been (%)(c) .......................................................             1.27         1.80         1.46
Without giving effect to the voluntary expense limitations described in Note 3
  to the Financial Statements net investment income per share would have been ..         $   0.45     $   0.32     $   0.35

------------
  *  For the nine months ended September 30, 1998.
 **  Commencement of operations on April 24, 1996.
(a) Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c) Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
    Fund's ratio of operating expenses would have been higher.
(e) Amount is less than $0.01 per share.

LOOMIS SAYLES INVESTMENT TRUST
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,
                                                                                           Core Growth Fund
                                                                            -----------------------------------------------
                                                                             1998*         1997         1996        1995**
                                                                            --------     --------     --------     --------
Net asset value, beginning of period .................................      $  12.26     $  11.48     $  10.02     $  10.00
                                                                            --------     --------     --------     --------
Income from investment operations --
  Net investment income (loss) .......................................          0.10         0.10         0.10         0.02
  Net realized and unrealized gain (loss) on investment ..............          1.23         1.68         1.47         0.02
                                                                            --------     --------     --------     --------
    Total from investment operations .................................          1.33         1.78         1.57         0.04
                                                                            --------     --------     --------     --------
Less distributions --
  Dividends from net investment income ...............................          0.00        (0.10)       (0.11)       (0.02)
  Distributions from net realized capital gains ......................          0.00        (0.90)        0.00         0.00
                                                                            --------     --------     --------     --------
    Total distributions ..............................................          0.00        (1.00)       (0.11)       (0.02)
                                                                            --------     --------     --------     --------
Net asset value, end of period .......................................      $  13.59     $  12.26     $  11.48     $  10.02
                                                                            ========     ========     ========     ========
Total return (%)(a)(b) ...............................................          10.9         15.7         15.6          0.4
Net assets, end of period (000) ......................................      $ 20,910     $ 38,544     $ 21,906     $  7,609
Ratio of operating expenses to average net assets (%)(c)(d) ..........          0.65         0.65         0.65         0.65
Ratio of net investment income to average net assets (%)(c) ..........          0.74         0.87         1.10         1.36
Portfolio turnover rate (%)(a) .......................................            96          109           97           22

The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(c) ........................          1.03         0.89         0.89         1.43
Without giving effect to the voluntary expense limitations described in Note 3 to the Financial Statements net investment income per
  share would have been ..............................................      $   0.05     $   0.07     $   0.08     $   0.01

------------
  * For the nine months ended September 30, 1998
 ** Commencement of operations on October 1, 1995.
(a) Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c) Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
    Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,
                                                                                           Fixed Income Fund
                                                                            -----------------------------------------------
                                                                              1998*        1997         1996        1995**
                                                                            --------     --------     --------     --------
Net asset value, beginning of period .................................      $  12.59     $  12.08     $  12.08     $  10.00
                                                                            --------     --------     --------     --------
Income from investment operations --
  Net investment income (loss) .......................................          0.57         0.72         0.91         0.53
  Net realized and unrealized gain (loss) on investment ..............         (0.62)        0.89         0.27         2.21
                                                                            --------     --------     --------     --------
    Total from investment operations .................................         (0.05)        1.61         1.18         2.74
                                                                            --------     --------     --------     --------
Less distributions --
  Dividends from net investment income ...............................          0.00        (0.75)       (0.90)       (0.52)
  Distributions from net realized capital gains ......................         (0.07)       (0.35)       (0.28)       (0.14)
                                                                            --------     --------     --------     --------
    Total distributions ..............................................         (0.07)       (1.10)       (1.18)       (0.66)
                                                                            --------     --------     --------     --------
Net asset value, end of period .......................................      $  12.47     $  12.59     $  12.08     $  12.08
                                                                            ========     ========     ========     ========
Total return (%)(a)(b) ...............................................          (0.4)        13.4          9.8         27.4
Net assets, end of period (000) ......................................      $248,329     $173,048     $ 91,746     $ 58,332
Ratio of operating expenses to average
  net assets (%)(c)(d) ...............................................          0.65         0.65         0.62         0.75
Ratio of net investment income to average
  net assets (%)(c) ..................................................          7.37         7.56         7.97         8.15
Portfolio turnover rate (%)(a) .......................................            31           41           90           76
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(c) ........................          0.68         0.70         0.62         0.83
Without giving effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements net investment income per share
  would have been ....................................................      $   0.57     $   0.72     $   0.91     $   0.52

------------
  * For the nine months ended September 30, 1998.
 ** Commencement of operations on January 17, 1995.
(a) Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c) Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
    Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,
                                                                                            High Yield Fixed Income Fund
                                                                                         ----------------------------------
                                                                                           1998*        1997        1996**
                                                                                         --------     --------     --------
Net asset value, beginning of period ...........................................         $  10.04     $  10.16     $  10.00
                                                                                         --------     --------     --------
Income from investment operations --
  Net investment income (loss) .................................................             0.77         0.70         0.56
  Net realized and unrealized gain (loss) on investments .......................            (2.31)        0.20         0.21
                                                                                         --------     --------     --------
    Total from investment operations ...........................................            (1.54)        0.90         0.77
                                                                                         --------     --------     --------
Less distributions --
  Dividends from net investment income .........................................             0.00        (0.71)       (0.56)
  Distributions from net realized capital gains ................................            (0.09)       (0.31)       (0.05)
                                                                                         --------     --------     --------
    Total distributions ........................................................            (0.09)       (1.02)       (0.61)
                                                                                         --------     --------     --------
Net asset value, end of period .................................................         $   8.41     $  10.04     $  10.16
                                                                                         ========     ========     ========
Total return (%)(a)(b) .........................................................            (15.5)         8.8          7.7
Net assets, end of period (000) ................................................         $ 28,742     $ 28,872     $  3,100
Ratio of operating expenses to average net assets (%)(c)(d) ....................             0.75         0.75         0.75
Ratio of net investment income to average net assets (%)(c) ....................            10.69         8.82         9.42
Portfolio turnover rate (%)(a) .................................................               39           94            9
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the Financial Statements
  would have been (%)(c) .......................................................             1.12         1.17         2.73
Without giving effect to the voluntary expense limitations described in Note 3
  to the Financial Statements net investment income per share would have been ..         $   0.74     $   0.67     $   0.44

------------
  * For the nine months ended September 30, 1998.
 ** Commencement of operations on June 5, 1996.
(a) Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c) Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the
    Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,
                                                         Intermediate Duration
                                                           Fixed Income Fund
                                                         ---------------------
                                                                  1998*
                                                         ---------------------

Net asset value, beginning of period ........................    $  10.00
                                                                 --------
Income from investment operations --
  Net investment income (loss) ..............................        0.41
  Net realized and unrealized gain (loss) on investment .....       (0.22)
                                                                 --------
    Total from investment operations ........................        0.19
                                                                 --------
LESS DISTRIBUTIONS --
  Dividends from net investment income ......................       (0.32)
  Distributions from net realized capital gains .............        0.00
                                                                 --------
    Total distributions .....................................       (0.32)
                                                                 --------
Net asset value, end of period ..............................    $   9.87
                                                                 ========
Total return (%)(a)(b) ......................................         1.9
Net assets, end of period (000) .............................    $ 11,054
Ratio of operating expenses to average net assets (%)(c)(d) .        0.55
Ratio of net investment income to average net assets (%)(c) .        6.05
Portfolio turnover rate (%)(a) ..............................          74

The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(c) .        1.33
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been ...............     $  0.35

------------
  * Commencement of operations on January 28, 1998.
(a) Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c) Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                                                           Investment Grade
                                                           Fixed Income Fund
                                                         ---------------------
                                                                  1998*
                                                         ---------------------

Net asset value, beginning of period .........................   $  12.06
                                                                 --------
Income from investment operations --
  Net investment income (loss) ...............................       0.61
  Net realized and unrealized gain (loss) on investments .....      (0.60)
                                                                 --------
    Total from investment operations .........................       0.01
                                                                 --------
Less distributions --
  Dividends from net investment income .......................       (0.63)
  Distributions from net realized capital gains ..............      (0.02)
                                                                 --------
    Total distributions ......................................      (0.65)
                                                                 --------
Net asset value, end of period ...............................   $  11.42
                                                                 ========
Total return (%)(a)(b) .......................................       (0.0)
Net assets, end of period (000) ..............................   $119,084
Ratio of operating expenses to average net assets (%)(c)(d) ..       0.55
Ratio of net investment income to average net assets (%)(c) ..       6.85
Portfolio turnover rate (%)(a) ...............................         31
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(c) ..       0.65
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been ................    $  0.60
------------
  * For the nine months ended September 30, 1998.
 ** Commencement of operations on July 1, 1994.
(a) Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c) Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
---------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

            Investment Grade Fixed Income Fund
---------------------------------------------------------------
   1997              1996              1995             1994**
 --------          --------          --------          --------
 $  11.81          $  11.56          $   9.57          $  10.00
 --------          --------          --------          --------

     0.83              0.80              0.75              0.41
     0.37              0.40              2.05             (0.43)
 --------          --------          --------          --------
     1.20              1.20              2.80             (0.02)
 --------          --------          --------          --------

    (0.81)            (0.79)            (0.76)            (0.41)
    (0.14)            (0.16)            (0.05)             0.00
 --------          --------          --------          --------
    (0.95)            (0.95)            (0.81)            (0.41)
 --------          --------          --------          --------
 $  12.06          $  11.81          $  11.56          $   9.57
 ========          ========          ========          ========
     10.6              10.9              30.3              (0.3)
 $ 82,964          $ 51,752          $ 21,816          $  4,649
     0.55              0.55              0.55              0.55
     6.97              7.27              7.61              8.18
       58                74                22               112

     0.69              0.70              0.94              1.55

 $   0.81          $   0.78          $   0.71          $   0.36

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
September 30, 1998

1. Loomis Sayles Investment Trust (the "Trust") consists of seven no-load mutual funds (the "Funds").

The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 23, 1993. The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and the interests in which were registered for offer and sale, effective March 7, 1997, under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each fund.

The Trust consists of the following Funds:

      Loomis Sayles California Tax-Free Income Fund
      Loomis Sayles Core Fixed Income Fund
      Loomis Sayles Core Growth Fund
      Loomis Sayles Fixed Income Fund
      Loomis Sayles High Yield Fixed Income Fund
      Loomis Sayles Intermediate Duration Fixed Income Fund
      Loomis Sayles Investment Grade Fixed Income Fund

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Effective September 30, 1998, the Board of Trustees approved a change in the fiscal year end of the Funds to September 30, 1998. Certain amounts in the Statements of Operations and Statements of Changes in Net Assets for prior periods have been reclassified to conform to current period presentations. The following summarizes the significant accounting policies of the Loomis Sayles Investment Trust Funds:

A. SECURITY VALUATION -- Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees

B. REPURCHASE AGREEMENTS -- The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency exchange contracts is included in the cost basis of the associated investment.

Each Fund (except the California Tax-Free Income Fund) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1998 there were no open forward foreign exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. Interest income on the California Tax-Free Income Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets.

F. WHEN-ISSUED SECURITIES -- Each Fund may purchase securities on a when-issued basis. Securities purchased on a when-issued basis are purchased for delivery beyond the normal settlement period at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. Each Fund instructs the custodian to establish a segregated account in which it maintains liquid assets at least equal to the amount of its when-issued purchase commitments. Purchasing securities on a when-issued basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. At September 30, 1998, the Funds had no such commitments.

G. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

At September 30, 1998, the California Tax-Free Income and Intermediate Duration Fixed Income Funds had available capital loss carryforwards of $2,744 and $44,716, respectively, which will expire on September 30, 2006. These realized losses are intended to be used to offset future net capital gains.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The California Tax-Free Income, the Intermediate Duration Fixed Income and the Investment Grade Fixed Income Funds pay their net investment income monthly. The Core Fixed Income, Core Growth, Fixed Income and High Yield Fixed Income Funds pay their net investment income to shareholders annually. Distributions from net realized capital gains, if any, are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for foreign currency transactions, deferred losses due to wash sales and excise tax regulations. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods.

I. ORGANIZATION EXPENSE -- In 1996, costs approximating $11,970 were incurred in connection with the initial registration and organization of the Core Fixed Income Fund. These costs were paid by the Fund and are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the nine months ended September 30, 1998 were as follows:

                                                        Purchases
                                           ------------------------------------
                                            U.S. Government            Other
                                            ---------------            -----

California Tax-Free Income Fund .........     $         0          $  4,481,083
Core Fixed Income Fund ..................       2,898,492             8,180,001
Core Growth Fund ........................               0            24,383,040
Fixed Income Fund .......................      26,163,980           126,580,964
High Yield Fixed Income Fund ............       1,590,750            17,072,250
Intermediate Duration Fixed Income Fund .       7,171,623            11,907,136
Investment Grade Fixed Income Fund ......      13,005,767            55,863,843

                                                       Sales
                                           ------------------------------------
                                            U.S. Government            Other
                                            ---------------            -----

California Tax-Free Income Fund .........     $   500,000           $ 1,482,137
Core Fixed Income Fund ..................       7,370,537               624,775
Core Growth Fund ........................               0            46,348,256
Fixed Income Fund .......................      26,704,850            34,065,954
High Yield Fixed Income Fund ............       1,612,000            10,583,816
Intermediate Duration Fixed Income Fund .       6,599,137             1,419,039
Investment Grade Fixed Income Fund ......      19,248,752            11,495,365

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- For the nine months ended September 30, 1998, the Funds incurred management fees payable to Loomis Sayles. Certain officers and directors of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the nine months ended September 30, 1998 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/ or bear other expenses, to the extent necessary to limit the total operating expenses of the Funds to the following percentage rate of the Fund's average annual net assets:

                                                           Maximum Operating
                   Fund                    Management Fees   Expense Ratio
                   ----                    ---------------   -------------

California Tax-Free Income Fund ...........     0.50%            0.65%
Core Fixed Income Fund ....................     0.50%            0.65%
Core Growth Fund ..........................     0.50%            0.65%
Fixed Income Fund .........................     0.50%            0.65%
High Yield Fixed Income Fund ..............     0.60%            0.75%
Intermediate Duration Fixed Income Fund ...     0.40%            0.55%
Investment Grade Fixed Income Fund ........     0.40%            0.55%

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, Metropolitan Life Insurance Company or their affiliates. Each independent Trustee is compensated by the Trust at the rate of $10,000 per annum, plus travel expenses for each meeting attended. These expenses are allocated evenly among the Funds in the Trust.

4. CREDIT RISK -- The High Yield Fixed Income Fund will invest at least 65%, the Fixed Income Fund may invest up to 35%, and the Investment Grade Fixed Income Fund may invest up to 10% of its total net assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher-rated categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. CONCENTRATION -- The California Tax-Free Income Fund primarily invests in debt obligations issued by the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not concentrate its investments in the securities of issuers of a single state.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

     1998 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

A. CAPITAL GAINS DISTRIBUTIONS -- Pursuant to Internal Revenue Section 852(b), the funds listed below have paid distributions which have been designated as capital gains distributions for the fiscal year ended September 30, 1998.

                                                                Amount
                                                                ------
Core Fixed Income Fund .................................      $      604
Fixed Income Fund ......................................       1,076,967
High Yield Fixed Income Fund ...........................          61,380
Investment Grade Fixed Income Fund .....................         164,584

B. CORPORATE DIVIDENDS RECEIVED DEDUCTION -- For the fiscal year ended September 30, 1998, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                                              Qualifying
                                                              Percentage
                                                              ----------
Core Growth Fund .......................................        9.42%
Fixed Income Fund ......................................        1.26%
High Yield Fixed Income Fund ...........................        3.48%
Investment Grade Fixed Income Fund .....................        1.23%

C. EXEMPT INTEREST DIVIDENDS -- 92% of the dividends paid by the California Tax-Free Income Fund from net investment income for the nine months ended September 30, 1998, constituted exempt interest dividends for Federal income tax purposes.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of the Loomis Sayles Investment Trust Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Trust Funds (consisting of the Loomis Sayles California Tax-Free Income Fund, Core Fixed Income Fund, Core Growth Fund, Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, and Investment Grade Fixed Income Fund) (collectively, the "Funds") at September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 18, 1998

-------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------

TRUSTEE
Timothy J. Hunt

OFFICERS


PRESIDENT
Daniel J. Fuss


EXECUTIVE VICE PRESIDENT                   TREASURER
Robert J. Blanding                         Mark W. Holland


VICE PRESIDENTS                            ASSISTANT TREASURER
William F. Camp                            Nicholas H. Palmerino
Quentin P. Faulkner
Kathleen C. Gaffney
Jeffrey L. Meade                           SECRETARY
Robert K. Payne                            Sheila M. Barry
Mari J. Sugahara
Frederick E. Sweeney, Jr.
Anthony J. Wilkins                         ASSISTANT SECRETARY
                                           Bonnie S. Thompson

For Information about:

o Establishing an account
o Account procedures and status
o Exchanges
o Shareholder services
Phone 888-226-9699 (Toll Free)

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P. o One Financial Center o Boston, MA 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company o Boston, MA 02102

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP o One Post Office Square o Boston, MA 02109


This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.